As filed with the Securities and Exchange Commission on March 9, 2018

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-8352

LKCM Funds

(Exact name of registrant as specified in charter)

c/o Luther King Capital Management Corporation

301 Commerce Street, Suite 1600

Fort Worth, TX 76102

(Address of principal executive offices) (Zip code)

K&L Gates LLP

1601 K Street, NW

Washington, DC 20006

(Name and address of agent for service)

1-800-688-LKCM and 1-800-423-6369

Registrant’s telephone number, including area code

Date of fiscal year end: December 31

Date of reporting period: December 31, 2017

Item 1.	Reports to Stockholders.

LKCM

FUNDS

LKCM Small Cap Equity Fund

LKCM Small-Mid Cap Equity Fund

LKCM Equity Fund

LKCM Balanced Fund

LKCM Fixed Income Fund

Annual Report

December 31, 2017

Dear Fellow Shareholders:

We report the following performance information for the LKCM Funds for the indicated periods ended December 31, 2017:

Funds	Inception Dates	NAV @ 12/31/17	Net Expense Ratio*, **	Gross Expense Ratio**	One Year Total Return Ended 12/31/17	Five Year Average Annualized Return Ended 12/31/17	Ten Year Average Annualized Return Ended 12/31/17	Avg. Annual Total Return Since Incept.
LKCM Equity Fund -
Institutional Class	1/3/96	$26.02	0.80%	0.98%	21.69%	12.76%	8.31%	8.65%
S&P 500® Index(1)					21.83%	15.79%	8.50%	8.90%
LKCM Small Cap Equity Fund -
Institutional Class	7/14/94	$18.44	1.00%	1.05%	17.04%	9.59%	6.88%	10.47%
Russell 2000® Index(2)					14.65%	14.12%	8.71%	9.60%
LKCM Small Cap Equity Fund -
Adviser Class	6/5/03	$17.13	1.25%	1.30%	16.70%	9.31%	6.61%	9.27%
Russell 2000® Index(2)					14.65%	14.12%	8.71%	10.13%
LKCM Small-Mid Cap Equity Fund -
Institutional Class	5/2/11	$10.60	1.02%	1.25%	24.13%	9.67%	N/A	6.64%
Russell 2500® Index(3)					16.81%	14.33%	N/A	11.00%
LKCM Balanced Fund	12/30/97	$22.18	0.81%	1.04%	12.88%	10.28%	7.47%	6.64%
S&P 500® Index(1)					21.83%	15.79%	8.50%	7.19%
Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index(4)					2.14%	1.50%	3.32%	4.54%
LKCM Fixed Income Fund	12/30/97	$10.68	0.51%	0.79%	2.15%	1.49%	3.63%	4.34%
Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index(4)					2.14%	1.50%	3.32%	4.54%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance of the Funds may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-688-LKCM. The Funds impose a 1.00% redemption fee on shares held less than 30 days. If reflected, the fee would reduce performance shown.

*	Luther King Capital Management Corporation, the Funds’ investment adviser, has contractually agreed to waive all or a portion of its management fee and/or reimburse expenses of each Fund to maintain the expense ratios designated in the Funds’ current prospectus through May 1, 2018. This expense limitation excludes interest, taxes, brokerage commissions, indirect fees and expenses related to investments in other investment companies, including money market funds, and extraordinary expenses. Investment performance reflects fee waivers, if any, in effect during the relevant period. In the absence of such waivers, total return would be reduced. Investment performance is based upon the net expense ratio. LKCM waived management fees and/or reimbursed expenses for each Fund during the fiscal year ended December 31, 2017.
**	Expense ratios above are as of May 1, 2017, as reported in the Funds’ current prospectus. Expense ratios reported for other periods in the financial highlights of this report may differ.
(1)	The S&P 500® Index is an unmanaged capitalization-weighted index of 500 selected stocks that is generally considered representative of the performance of large capitalization companies in the U.S. stock market.
(2)	The Russell 2000® Index is an unmanaged index which measures the performance of the 2,000 smallest companies in the Russell 3000® Index.
(3)	The Russell 2500® Index is an unmanaged index which measures the performance of the 2,500 smallest companies in the Russell 3000® Index.
(4)	The Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index is an unmanaged market value weighted index measuring both the principal price changes of, and income provided by, the underlying universe of securities that comprise the index. Securities included in the index must meet the following criteria: fixed as opposed to variable rate; remaining maturity of one to ten years; minimum outstanding par value of $250 million; rated investment grade or higher by Moody’s Investors Service or equivalent; must be dollar denominated and non-convertible; and must be publicly issued.

Note: The indices defined above are not available for direct investment and the index performance therefore does not include fees, expenses or taxes.

2017 Review

A year ago investors were attempting to understand the implications of President-elect Donald Trump’s agenda of tax reform, lighter regulation, and infrastructure spending to spur economic growth and create jobs. Initial investor optimism eroded in March as the failure to repeal and replace Obamacare, a Republican-controlled Congress’ multi-year objective, cast doubt on the potential for the White House to accomplish other legislative agenda items, chiefly tax reform. Despite the legislative set back, three interest rate hikes by the Federal Reserve Board, and trade policy concerns, healthy corporate profit growth following two years of stagnation propelled the equity market to a record high in 2017. The S&P 500® Index rose 21.83% for the year ended December 31, 2017, driven by higher earnings growth and expanded earnings multiples. The market advance was broad-based and persistent. Nine of the eleven equity market sectors recorded a positive return for the year, led by the Information Technology sector. In addition, the S&P 500® Index rose during each month of the year—a first for the index. We believe the strong equity market performance reflected the continued improvement of economic data, particularly related to manufacturing, housing, and jobs.

Despite significant strength in broad equity market indices over the past year, we believe equity market internals were less impressive. First, the S&P 500® Index, which is market-capitalization weighted, outperformed the S&P 500® Equal Weight Index an equal-weighted version of the S&P 500® Index, by 2.9% during the year. We believe this market characteristic is often associated with undistinguished market performance. Second, the performance of small capitalization stocks, as measured by the Russell 2000® Index, trailed the S&P 500® Index, which is generally comprised of large capitalization stocks, by approximately 7.2% for the year. We believe the performance of the equity market in 2017 was also remarkable for its lack of daily volatility. There were only seven trading days in 2017 when the S&P 500® Index changed by greater than 1% but less than 2%. Moreover, the last year in which the equity markets, as measured by the S&P 500® Index, recorded no daily moves greater than 2% was 2005.

Turning to interest rates, after a roller-coaster year the yield on the 10-Year Treasury closed 2017 at 2.41%, a mere 0.04% less than where the yield began the year. The peak in yield on the 10-Year Treasury during 2017 of 2.63% occurred in March, two days prior to the third interest rate increase by the Federal Reserve Board for this tightening cycle. It appeared that jobs data was improving and investors began discounting the potential for rising inflation and further interest rate hikes by the Federal Reserve Board. The peak in the 10-Year Treasury yield coincided with investor concern regarding the White House agenda following the failure of Congress and the Administration to revamp health care regulation. In addition, geopolitical tension with regard to Syria and North Korea was rising and the U.S. dollar continued to weaken. On the heels of the 0.25% interest rate increase by the Federal Reserve Board in March, the Federal Reserve Board raised rates an additional 0.25% in June and December. The short end of the yield curve rose dramatically, partially in reaction to an increased pace of interest rate hikes. The yield on the 2-Year Treasury reached a nine-year high by late October and finished the year yielding 1.89%. The result was a dramatic flattening of the yield curve, or the difference in yields between the 2-Year Treasury and the 10-Year Treasury. In our view, a flattening of the yield curve has historically been viewed as a harbinger of slowing economic growth and rising recession risk. We believe that this traditional reading of a flattening yield curve is less applicable in today’s environment where long yields are weighed down by ultra-low global bond yields, particularly in the Eurozone. Finally, due to the sharp rise in the 2-Year Treasury yield during 2017 we believe it is competitive with the dividend yield on the S&P 500® Index for the first time since 2008.

In our view, the current expansion is likely to continue as fiscal stimulus in the form of lower tax rates and the probability of infrastructure spending should propel economic growth into the second half of 2019. We believe if the economy were to post two consecutive quarters of economic contraction, it would likely be the result of overly tight monetary policy or the ever possible exogenous shock to the economy caused by a geopolitical event. We believe such risks are unlikely to occur, but the possibility remains. We believe it is much more likely that the Federal Reserve Board accelerates its pace of interest rate hikes in 2018 in response to rising inflation.

2018 Outlook

The prior year ended with passage of the most sweeping tax reform legislation in over 30 years. We believe the permanent reduction in the corporate tax rate to 21% from the highest 35% bracket will have significant, though uneven, implications for corporations. We are mindful of a corporation’s effective tax rate, which represents the amount corporations actually pay in taxes as a share of their pre-tax income. Historically, the effective tax rate could be materially less than the highest statutory tax rate of 35%. This paradox was especially true of multinational companies owing to the peculiar nature of our nation’s approach to the taxation of foreign earnings of domestic companies.

We believe the reduction in the corporate tax rate is a clear near-term tailwind for corporate earnings and we have upgraded our outlook for the equity market in 2018. We also believe it would be unusual for the equity market to decline during a year in which we anticipate corporate profits to rise at a mid-teen growth rate. While optimistic about the prospects for economic growth and the equity market, we believe the timing of the tax cuts paradoxically increases the risk of shortening the current business cycle. In the past, Congress has used tax cuts to revive economic growth following recessions. The recent tax cut, in contrast, arrives in year nine of economic growth and amidst what we believe are clear signs of strengthening manufacturing, better housing data, tightening labor conditions, rising energy prices, and a falling U.S. dollar. We believe real economic growth should accelerate from the 2% level recorded in recent years to closer to 3% for 2018. Such a move could ignite inflationary pressures thereby prompting the Federal Reserve Board to quicken its pace of interest rate hikes and bring about the familiar close of a business cycle through an overtightening of monetary policy. We believe inflationary readings will be key data to monitor in 2018 for signs the Federal Reserve may accelerate monetary tightening.

We anticipate that Gross Domestic Product, or GDP, growth will accelerate in 2018 driven in part by higher personal consumption, which represents almost 70% of GDP. We believe most workers should see an increase in their payroll check this year because of the new tax legislation. This incremental consumer income is arriving at a time when the personal savings rate of 2.9% of personal disposable income is near a decade low level. Americans were saving an average of 6.0% of personal disposable income as recently as the fourth quarter of 2015. We believe real GDP growth could potentially rise to 3% for 2018 and corporate profits could grow between 15% and 18% year-over-year, which would indicate the economy is set to receive a near-term dose of fiscal stimulus. We believe it would be unusual for equity prices to perform poorly against this economic backdrop although we would not be surprised if the equity market retraced 5% to 10%, or greater, at some point within the next year as we believe the equity market is historically overdue for a correction.

LKCM Equity Fund

The LKCM Equity Fund posted a return of 21.69% for the year ended December 31, 2017 compared to a return of 21.83% for the S&P 500® Index, the Fund’s benchmark. The Fund generated solid performance results from stock selection in the Industrials, Healthcare and Financials sectors relative to the benchmark, although stock selection in the Information Technology and Energy sectors underperformed relative to the benchmark. The Fund benefited from an underweight position in the Telecommunications, Utilities and Real Estate sectors relative to the benchmark, which was offset by the Fund’s overweight position in the Energy and Information Technology sectors. We remain committed to our investment strategy and stock selection process for the Fund, and we believe the Fund is well positioned for 2018 with a portfolio of companies that we believe are high quality, have solid balance sheets, are reasonably valued, and otherwise meet our stringent investment criteria.

LKCM Small Cap Equity Fund

The LKCM Small Cap Equity Fund—Institutional Class returned 17.04% for the year ended December 31, 2017 and outperformed its benchmark, the Russell 2000® Index, which returned 14.65% for the year. For 2017, stock selection was responsible for the vast majority of the Fund’s relative outperformance although sector allocation decisions for the Fund were also positive and contributed to the Fund’s relative performance. Stock selection in the Consumer Discretionary, Industrials and Materials sectors was strong and contributed significantly to the Fund’s outperformance relative to the benchmark. Stock selection in the Healthcare sector was the biggest detractor to the Fund’s relative performance. The Fund’s overweight position in the Energy sector was also a drag on the Fund’s relative performance, especially during the first part of the year. The Fund also benefited during the year from a tilt toward growth companies and underweight positions in those sectors more sensitive to interest rates. The Fund further benefited during the year from five portfolio companies being acquired and four portfolio companies graduating out of our small cap investment strategy due to market appreciation. We continue to remain confident in our strategy of investing in companies that we believe are high quality and competitively advantaged and otherwise meet our stringent investment criteria.

LKCM Balanced Fund

The LKCM Balanced Fund advanced 12.88% for the year ended December 31, 2017 versus the 21.83% return for the S&P 500® Index and the 2.14% return for the Bloomberg Barclays Intermediate Government/Credit Bond Index. While generating significant absolute returns, the Fund’s equity portfolio lagged the performance of the S&P 500® Index. The Fund benefited from strong stock selection in the Healthcare and Financials sectors relative to the benchmark, while stock selection in the Consumer Discretionary and Information Technology sectors detracted from the Fund’s relative performance. We believe the Fund’s equity portfolio is well-positioned for a gradual lift in interest rates, with relatively low exposure to interest rate sensitive sectors like Real Estate and Utilities. The Fund’s fixed income portfolio slightly outperformed the Bloomberg Barclays Intermediate Government/Credit Bond Index during the year. The Fund’s fixed income portfolio remains focused on high quality intermediate maturity bonds, which serves the dual objective of generating income and moderating the overall risk level of the Fund’s total portfolio.

LKCM Fixed Income Fund

The LKCM Fixed Income Fund advanced 2.15% for the year ended December 31, 2017 compared to 2.14% for the Fund’s benchmark, the Bloomberg Barclays Intermediate Government/Credit Bond Index. The Fund’s overweight position in corporate bonds relative to the benchmark, specifically BBB rated corporate bonds and those in the Healthcare, Capital Goods and Information Technology sectors, were additive to the Fund’s relative performance as credit spreads tightened. Floating rate and U.S. Government agency step-up fixed income securities were also additive to the Fund’s relative performance as short-term interest rates rose and the yield curve flattened as the Federal Reserve Board tightened monetary policy. The Fund’s underweight position in the U.S. Government sector also benefitted the Fund’s relative performance as U.S. Treasuries and U.S. Government agency fixed income securities underperformed their lower quality counterparts in the corporate bond sector. The Fund’s defensive duration posture of approximately 3.2 years, versus 4.0 years for the benchmark, detracted from the Fund’s relative performance as the yield curve flattened and longer duration issues outperformed their shorter duration counterparts. The Fund remains largely focused on short-to-intermediate investment grade corporate bonds with strong underlying credit fundamentals in an effort to mitigate interest rate and credit risk as expectations for inflation and growth increase.

LKCM Small-Mid Cap Equity Fund

The LKCM Small-Mid Cap Equity Fund returned 24.13% for the year ended December 31, 2017 and outperformed its benchmark, the Russell 2500® Index, which returned 16.81% for the year. For 2017, stock selection was responsible for the vast majority of the Fund’s relative outperformance although sector allocation decisions for the Fund were also positive and contributed to the Fund’s relative performance. Stock selection in the Financials, Consumer Discretionary, Healthcare, Information Technology and Materials sectors was strong and contributed significantly to the Fund’s outperformance relative to the benchmark. The Fund’s overweight position in the Energy sector was a drag on the Fund’s relative performance, especially during the first part of the year. The Fund also benefited during the year from a tilt toward growth companies and underweight positions in those sectors more sensitive to interest rates. The Fund further benefited during the year from three portfolio companies being acquired and three portfolio companies graduating out of our small-mid cap investment strategy due to market appreciation. We continue to remain confident in our strategy of investing in companies that we believe are high quality and competitively advantaged and otherwise meet our stringent investment criteria

J. Luther King, Jr., CFA, CIC

February 3, 2018

The information provided herein represents the opinion of J. Luther King, Jr., CFA, CIC and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

Please refer to the Schedule of Investments found on pages 16-28 of the report for more information on Fund holdings. Fund holdings and sector allocations are subject to change and are not recommendations to buy or sell any securities.

Mutual fund investing involves risk. Principal loss is possible. Past performance is not a guarantee of future results. Small and medium capitalization funds typically carry additional risks, since smaller companies generally have a higher risk of failure, and, historically, their stocks have experienced a greater degree of market volatility than stocks on average. Investments in debt securities typically decrease in value when interest rates rise. This risk is greater for longer-term debt securities. Investments in mortgage backed securities include additional risks that investors should be aware of such as credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. These risks are discussed in the Funds’ summary and statutory prospectuses.

Earnings growth is not a measure of future performance.

Duration is a commonly used measure of the potential volatility of the price of a debt security, or the aggregate market value of a portfolio of debt securities, prior to maturity. Securities with a longer duration generally have more volatile prices than securities of comparable quality with a shorter duration.

Spread is the percentage point difference between yields of various classes of bonds compared to treasury bonds.

BBB refers to bond ratings. Bond ratings are grades given to bonds that indicate their credit quality as determined by private independent rating services such as Standard & Poor’s, Moody’s and Fitch. These firms evaluate a bond issuer’s financial strength, or its ability to pay a bond’s principal and interest in a timely fashion. Ratings are expressed as letters ranging from ‘AAA’, which is the highest grade, to ‘D’, which is the lowest grade.

Dividend yield is a dividend expressed as a percentage of current share price.

The S&P 500® Equal Weight Index is the equal-weight version of the S&P 500® Index. It has the same constituents as the capitalization weighted S&P 500® Index, but each company is allocated a fixed weight of 0.2 percent quarterly.

Investment grade is a level of credit rating regarded as carrying a relatively low level of risk to investors.

Must be preceded or accompanied by a prospectus.

Quasar Distributors, LLC, distributor.

PERFORMANCE:

The following information illustrates the historical performance of the LKCM Small Cap Equity Fund as of December 31, 2017 compared to the Fund’s representative benchmark and peer group indices.

Performance data quoted represents past performance; past performance does not guarantee future results. The graph and table reflect the reinvestment of dividends and other distributions, if any, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-688-LKCM. Returns would have been lower if LKCM had not waived a portion of its management fee and/or reimbursed certain expenses of the Fund. Please see Note B to the Notes to the Financial Statements for specific information regarding management fee waiver and/or expense reimbursement arrangements for the Fund.

An index is an unmanaged portfolio and does not trade or incur any expenses. The Lipper Small-Cap Core Funds Index, however, does reflect the fees and expenses borne by the Funds included in that index. One can not invest in an unmanaged index.

AVERAGE ANNUAL TOTAL RETURN (Periods Ended December 31, 2017)

	Past 1 Year	Past 5 Years(1)	Past 10 Years(1)	Since Inception(1)(2)
LKCM Small Cap Equity Fund – Institutional Class	17.04%	9.59%	6.88%	10.47%
Russell 2000® Index	14.65%	14.12%	8.71%	9.60%
Lipper Small-Cap Core Funds Index	13.95%	13.64%	8.69%	10.41%
(1)	Annualized.
(2)	July 14, 1994

A HYPOTHETICAL $10,000 INVESTMENT IN LKCM SMALL CAP EQUITY FUND – INSTITUTIONAL CLASS

(for the ten years ended December 31, 2017)

The Russell 2000® Index is an unmanaged index consisting of the 2,000 smallest companies in the Russell 3000® Index.

The Lipper Small-Cap Core Funds Index is an unmanaged index generally considered representative of small cap core mutual funds tracked by Lipper, Inc.

AVERAGE ANNUAL TOTAL RETURN (Periods Ended December 31, 2017)

	Past 1 Year	Past 5 Years(1)	Past 10 Years(1)	Since Inception(1)(2)
LKCM Small Cap Equity Fund – Adviser Class	16.70%	9.31%	6.61%	9.27%
Russell 2000® Index	14.65%	14.12%	8.71%	10.13%
Lipper Small-Cap Core Funds Index	13.95%	13.64%	8.69%	10.49%
(1)	Annualized.
(2)	June 5, 2003

A HYPOTHETICAL $10,000 INVESTMENT IN LKCM SMALL CAP EQUITY FUND – ADVISER CLASS

(for the ten years ended December 31, 2017)

The Russell 2000® Index is an unmanaged index consisting of the 2,000 smallest companies in the Russell 3000® Index.

The Lipper Small-Cap Core Funds Index is an unmanaged index generally considered representative of small cap core mutual funds tracked by Lipper, Inc.

PERFORMANCE:

The following information illustrates the historical performance of the LKCM Small-Mid Cap Equity Fund as of December 31, 2017 compared to the Fund’s benchmark and peer group indices.

Performance data quoted represents past performance; past performance does not guarantee future results. The graph and table reflect the reinvestment of dividends and other distributions, if any, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-688-LKCM. Returns would have been lower if LKCM had not waived a portion of its management fee and/or reimbursed certain expenses of the Fund. Please see Note B to the Notes to the Financial Statements for specific information regarding management fee waiver and/or expense reimbursement arrangements for the Fund.

An index is an unmanaged portfolio and does not trade or incur any expenses. The Lipper Small-Cap Core Funds Index, however, does reflect the fees and expenses borne by the Funds included in that index. One can not invest in an unmanaged index.

AVERAGE ANNUAL TOTAL RETURN (Periods Ended December 31, 2017)

	Past 1 Year	Past 5 Years(1)	Since Inception(1)(2)
LKCM Small-Mid Cap Equity Fund – Institutional Class	24.13%	9.67%	6.64%
Russell 2500® Index	16.81%	14.33%	11.00%
Lipper Small-Cap Core Funds Index	13.95%	13.64%	10.24%
(1)	Annualized.
(2)	May 2, 2011

A HYPOTHETICAL $10,000 INVESTMENT IN LKCM SMALL-MID CAP EQUITY FUND – INSTITUTIONAL CLASS

(for the period from May 2, 2011 to December 31, 2017)

The Russell 2500® Index is an unmanaged index consisting of the 2,500 smallest companies in the Russell 3000® Index.

The Lipper Small-Cap Core Funds Index is an unmanaged index generally considered representative of small cap core mutual funds tracked by Lipper, Inc.

PERFORMANCE:

The following information illustrates the historical performance of the LKCM Equity Fund as of December 31, 2017 compared to the Fund’s benchmark and peer group indices.

Performance data quoted represents past performance; past performance does not guarantee future results. The graph and table reflect the reinvestment of dividends and other distributions, if any, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-688-LKCM. Returns would have been lower if LKCM had not waived a portion of its management fee and/or reimbursed certain expenses of the Fund. Please see Note B to the Notes to the Financial Statements for specific information regarding management fee waiver and/or expense reimbursement arrangements for the Fund.

An index is an unmanaged portfolio and does not trade or incur any expenses. The Lipper Large-Cap Core Funds Index, however, does reflect the fees and expenses borne by the Funds included in that index. One can not invest in an unmanaged index.

AVERAGE ANNUAL TOTAL RETURN (Periods Ended December 31, 2017)

	Past 1 Year	Past 5 Years(1)	Past 10 Years(1)	Since Inception(1)(2)
LKCM Equity Fund – Institutional Class	21.69%	12.76%	8.31%	8.65%
S&P 500® Index	21.83%	15.79%	8.50%	8.90%
Lipper Large-Cap Core Funds Index	20.90%	14.63%	7.58%	7.93%
(1)	Annualized.
(2)	January 3, 1996

A HYPOTHETICAL $10,000 INVESTMENT IN LKCM EQUITY FUND – INSTITUTIONAL CLASS

(for the ten years ended December 31, 2017)

The S&P 500® Index is an unmanaged capitalization-weighted index of 500 selected stocks that is generally considered representative of the performance of large capitalization companies in the U.S. stock market.

The Lipper Large-Cap Core Funds Index is an unmanaged index generally considered representative of large cap core mutual funds tracked by Lipper, Inc.

PERFORMANCE:

The following information illustrates the historical performance of the LKCM Balanced Fund as of December 31, 2017 compared to the Fund’s benchmark and peer group indices.

Performance data quoted represents past performance; past performance does not guarantee future results. The graph and table reflect the reinvestment of dividends and other distributions, if any, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-688-LKCM. Returns would have been lower if LKCM had not waived a portion of its management fee and/or reimbursed certain expenses of the Fund. Please see Note B to the Notes to the Financial Statements for specific information regarding management fee waiver and/or expense reimbursement arrangements for the Fund.

An index is an unmanaged portfolio and does not trade or incur any expenses. The Lipper Mixed-Asset Target Allocation Growth Funds Index, however, does reflect the fees and expenses borne by the Funds included in that index. One can not invest in an unmanaged index.

AVERAGE ANNUAL TOTAL RETURN (Periods Ended December 31, 2017)

	Past 1 Year	Past 5 Years(1)	Past 10 Years(1)	Since Inception(1)(2)
LKCM Balanced Fund	12.88%	10.28%	7.47%	6.64%
Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index	2.14%	1.50%	3.32%	4.54%
S&P 500® Index	21.83%	15.79%	8.50%	7.19%
Lipper Mixed-Asset Target Allocation Growth Funds Index	16.67%	9.96%	6.24%	6.44%
(1)	Annualized.
(2)	December 30, 1997

A HYPOTHETICAL $10,000 INVESTMENT IN LKCM BALANCED FUND

(for the ten years ended December 31, 2017)

The Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index is an unmanaged market value weighted index measuring both the principal price changes of, and income provided by, the underlying universe of securities that comprise the index. Securities included in the index must meet the following criteria; fixed as opposed to variable rate; remaining maturity of one to ten years; minimum outstanding par value of $250 million; rated investment grade or higher by Moody’s Investors Service or equivalent; must be dollar denominated and non-convertible; and must be publicly issued.

The Lipper Mixed-Asset Target Allocation Growth Funds Index is an unmanaged index generally considered representative of mutual funds tracked by Lipper, Inc. that, by portfolio practice, maintain a mix of between 60%-80% equity securities, with the remainder invested in bonds, cash and cash equivalents.

The S&P 500® Index is an unmanaged capitalization-weighted index of 500 selected stocks that is generally considered representative of the performance of large capitalization companies in the U.S. stock market.

PERFORMANCE:

The following information illustrates the historical performance of the LKCM Fixed Income Fund as of December 31, 2017 compared to the Fund’s benchmark and peer group indices.

Performance data quoted represents past performance; past performance does not guarantee future results. The graph and table reflect the reinvestment of dividends and other distributions, if any, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-688-LKCM. Returns would have been lower if LKCM had not waived a portion of its management fee and/or reimbursed certain expenses of the Fund. Please see Note B to the Notes to the Financial Statements for specific information regarding management fee waiver and/or expense reimbursement arrangements for the Fund.

An index is an unmanaged portfolio and does not trade or incur any expenses. The Lipper Short Intermediate Investment-Grade Debt Funds Index, however, does reflect the fees and expenses borne by the Funds included in that index. One can not invest in an unmanaged index.

AVERAGE ANNUAL TOTAL RETURN (Periods Ended December 31, 2017)

	Past 1 Year	Past 5 Years(1)	Past 10 Years(1)	Since Inception(1)(2)
LKCM Fixed Income Fund	2.15%	1.49%	3.63%	4.34%
Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index	2.14%	1.50%	3.32%	4.54%
Lipper Short Intermediate Investment-Grade Debt Funds Index	2.25%	1.44%	3.06%	4.01%
(1)	Annualized.
(2)	December 30, 1997

A HYPOTHETICAL $10,000 INVESTMENT IN LKCM FIXED INCOME FUND

(for the ten years ended December 31, 2017)

The Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index is an unmanaged market value weighted index measuring both the principal price changes of, and income provided by, the underlying universe of securities that comprise the index. Securities included in the index must meet the following criteria: fixed as opposed to variable rate; remaining maturity of one to ten years; minimum outstanding par value of $250 million; rated investment grade or higher by Moody’s Investors Service or equivalent; must be dollar denominated and non-convertible; and must be publicly issued.

The Lipper Short Intermediate Investment-Grade Debt Funds Index is an unmanaged index generally considered representative of short intermediate investment grade mutual funds tracked by Lipper, Inc.

LKCM Funds Expense Example — December 31, 2017

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (7/1/17-12/31/17).

ACTUAL EXPENSES

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Although the Funds charge no sales load, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Funds’ transfer agent. You will be charged a redemption fee equal to 1.00% of the net amount of the redemption if you redeem your shares of the LKCM Small Cap Equity, Small-Mid Cap Equity, Equity, Balanced and Fixed Income Funds within 30 days of purchase, unless otherwise determined by the Funds in their discretion. To the extent the Funds invest in shares of other investment companies as part of their investment strategies, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Funds invest in addition to the expenses of the Funds. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example below. The example below includes management fees, registration fees and other expenses. However, the example below does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles.

HYPOTHETICAL EXAMPLES FOR COMPARISON PURPOSES

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactions costs were included, your costs would have been higher.

	LKCM Small Cap Equity Fund – Institutional Class
	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Expenses Paid During Period* 7/1/17–12/31/17
Actual	$1,000.00	$1,093.10	$5.28
Hypothetical (5% return before expense)	$1,000.00	$1,020.16	$5.09

*	Expenses are equal to the Fund’s annualized net expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

	LKCM Small Cap Equity Fund – Adviser Class
	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Expenses Paid During Period* 7/1/17–12/31/17
Actual	$1,000.00	$1,090.80	$6.59
Hypothetical (5% return before expense)	$1,000.00	$1,018.90	$6.36

*	Expenses are equal to the Fund’s annualized net expense ratio of 1.25%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

	LKCM Small-Mid Cap Equity Fund
	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Expenses Paid During Period* 7/1/17–12/31/17
Actual	$1,000.00	$1,151.00	$5.42
Hypothetical (5% return before expense)	$1,000.00	$1,020.16	$5.09

*	Expenses are equal to the Fund’s annualized net expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

	LKCM Equity Fund
	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Expenses Paid During Period* 7/1/17–12/31/17
Actual	$1,000.00	$1,103.20	$4.24
Hypothetical (5% return before expense)	$1,000.00	$1,021.17	$4.08

*	Expenses are equal to the Fund’s annualized net expense ratio of 0.80%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

	LKCM Balanced Fund
	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Expenses Paid During Period* 7/1/17–12/31/17
Actual	$1,000.00	$1,063.90	$4.16
Hypothetical (5% return before expense)	$1,000.00	$1,021.17	$4.08

*	Expenses are equal to the Fund’s annualized net expense ratio of 0.80%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

	LKCM Fixed Income Fund
	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Expenses Paid During Period* 7/1/17–12/31/17
Actual	$1,000.00	$1,005.40	$2.53
Hypothetical (5% return before expense)	$1,000.00	$1,022.68	$2.55

*	Expenses are equal to the Fund’s annualized net expense ratio of 0.50%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

ALLOCATION OF PORTFOLIO HOLDINGS — LKCM Funds — December 31, 2017

Percentages represent market value as a percentage of total investments.

LKCM Small Cap Equity Fund

LKCM Equity Fund

LKCM Fixed Income Fund

LKCM Small-Mid Cap Equity Fund

LKCM Balanced Fund

LKCM SMALL CAP EQUITY FUND
SCHEDULE OF INVESTMENTS
December 31, 2017

COMMON STOCKS - 99.9%	Shares	Value
Aerospace & Defense - 2.8%
Hexcel Corporation	26,855	$1,660,982
Mercury Systems, Inc. (a)	76,950	3,951,382

		5,612,364

Banks - 10.8%
BancorpSouth Bank	104,014	3,271,240
Cadence BanCorporation (a)	103,310	2,801,767
CBTX, Inc.	51,540	1,528,676
Glacier Bancorp, Inc.	56,265	2,216,278
Green Bancorp, Inc. (a)	84,060	1,706,418
Hanmi Financial Corporation	82,490	2,503,572
LegacyTexas Financial Group, Inc.	50,575	2,134,771
Pinnacle Financial Partners, Inc.	49,125	3,256,988
Seacoast Banking Corporation of Florida (a)	91,935	2,317,681

		21,737,391

Biotechnology - 3.6%
Charles River Laboratories International, Inc. (a)	36,135	3,954,976
Neogen Corporation (a)	39,353	3,235,210

		7,190,186

Building Products - 5.1%
American Woodmark Corporation (a)	17,140	2,232,485
Builders FirstSource, Inc. (a)	165,195	3,599,599
CSW Industrials, Inc. (a)	35,200	1,617,440
PGT, Inc. (a)	165,056	2,781,194

		10,230,718

Capital Markets - 1.2%
BGC Partners Inc - Class A	155,585	2,350,889

Chemicals - 3.2%
Ferro Corporation (a)	103,545	2,442,627
Ferroglobe PLC (a) (b)	214,125	3,468,825
GCP Applied Technologies Inc. (a)	20,000	638,000

		6,549,452

Commercial Services & Supplies - 1.8%
Healthcare Services Group, Inc.	70,315	3,707,007

Communication Equipment - 1.7%
Alarm.com Holdings, Inc. (a)	50,175	1,894,106
Finisar Corporation (a)	15,000	305,250
Infinera Corporation (a)	221,830	1,404,184

		3,603,540

Construction & Engineering - 2.6%
EMCOR Group, Inc.	39,285	3,211,548
MasTec Inc. (a)	41,485	2,030,691

		5,242,239

Construction Materials - 1.6%
Summit Materials, Inc. - Class A (a)	104,294	3,279,003

Consumer Finance - 2.6%
First Cash Financial Services, Inc.	76,425	5,154,866

COMMON STOCKS	Shares	Value
Electronic Equipment & Instruments - 1.9%
Littelfuse, Inc.	10,505	$2,078,099
Mesa Laboratories, Inc.	14,535	1,806,701

		3,884,800

Energy Equipment & Services - 0.3%
Mammoth Energy Services, Inc. (a)	30,000	588,900

Food & Drug Retailing - 0.6%
Sprouts Farmers Market, Inc. (a)	48,280	1,175,618

Food Products - 0.3%
Hostess Brands, Inc. (a)	47,695	706,363

Health Care Equipment & Supplies - 4.8%
Cantel Medical Corp.	37,890	3,897,744
K2M Group Holdings Inc. (a)	18,575	334,350
PRA Health Sciences, Inc. (a)	58,662	5,342,349
STAAR Surgical Company (a)	10,000	155,000

		9,729,443

Health Care Providers & Services - 3.7%
HealthEquity, Inc. (a)	56,305	2,627,191
Omnicell, Inc. (a)	54,275	2,632,338
U.S. Physical Therapy, Inc.	30,140	2,176,108

		7,435,637

Hotel, Restaurants & Leisure - 1.1%
Planet Fitness, Inc. - Class A (a)	62,410	2,161,258

Insurance - 0.7%
Trupanion, Inc. (a)	47,955	1,403,643

Internet & Catalog Retail - 1.7%
Nutrisystem, Inc.	66,005	3,471,863

Internet Software & Services - 6.4%
Carbonite Inc. (a)	46,815	1,175,056
Coupa Software Incorporated (a)	55,000	1,717,100
Euronet Worldwide, Inc. (a)	36,470	3,073,327
New Relic, Inc. (a)	77,070	4,452,334
The Trade Desk, Inc. - Class A (a)	29,750	1,360,468
Twilio Inc. - Class A (a)	45,540	1,074,744

		12,853,029

IT Consulting & Services - 1.6%
Acxiom Corporation (a)	65,871	1,815,405
FireEye, Inc. (a)	106,820	1,516,844

		3,332,249

Leisure Equipment & Products - 1.2%
Pool Corporation	18,670	2,420,566

Machinery - 5.7%
John Bean Technologies Corporation	31,250	3,462,500
Kennametal Inc.	85,760	4,151,641
Lindsay Corporation	25,815	2,276,883
Watts Water Technologies, Inc. - Class A	20,465	1,554,317

		11,445,341

The accompanying notes are an integral part of these financial statements.

LKCM SMALL CAP EQUITY FUND
SCHEDULE OF INVESTMENTS, CONTINUED
December 31, 2017

COMMON STOCKS	Shares	Value
Marine - 0.9%
Kirby Corporation (a)	26,500	$1,770,200

Metals & Mining - 1.5%
Carpenter Technology Corporation	59,375	3,027,531

Multiline Retail - 3.3%
Five Below, Inc. (a)	23,170	1,536,634
Ollie’s Bargain Outlet Holdings, Inc. (a)	94,380	5,025,735

		6,562,369

Oil & Gas & Consumable Fuels - 3.6%
Matador Resources Company (a)	50,000	1,556,500
Oasis Petroleum Inc. (a)	150,000	1,261,500
PDC Energy, Inc. (a)	19,405	1,000,134
WPX Energy Inc. (a)	244,055	3,433,854

		7,251,988

Pharmaceuticals - 0.9%
Cambrex Corp. (a)	38,535	1,849,680

Real Estate Investment Trusts - 3.5%
First Industrial Realty Trust, Inc.	90,400	2,844,888
Life Storage, Inc.	25,000	2,226,750
Outfront Media Inc.	2,850	66,120
Stag Industrial, Inc.	72,840	1,990,717

		7,128,475

Road & Rail - 1.4%
Genesee & Wyoming Inc. - Class A (a)	36,400	2,865,772

Semiconductor Equipment & Products - 0.6%
Lattice Semiconductor Corporation (a)	5,000	28,900
Rambus Inc. (a)	76,690	1,090,532

		1,119,432

Software - 7.3%
ACI Worldwide, Inc. (a)	100,060	2,268,360
Callidus Software, Inc. (a)	50,535	1,447,828
Envestnet, Inc. (a)	71,081	3,543,388
Fair Isaac Corporation	16,220	2,484,904
Manhattan Associates, Inc. (a)	11,145	552,123
Proofpoint, Inc. (a)	24,635	2,187,834
RealPage, Inc. (a)	40,900	1,811,870
SecureWorks Corp. - Class A (a)	47,196	418,629

		14,714,936

Textiles, Apparel & Luxury Goods - 2.7%
Columbia Sportswear Company	40,996	2,946,793
Oxford Industries, Inc.	34,485	2,592,927

		5,539,720

Thrifts & Mortgage Finance - 2.9%
Banc of California, Inc.	124,125	2,563,181
Home BancShares Inc.	142,881	3,321,983

		5,885,164

COMMON STOCKS	Shares	Value
Trading Companies & Distributors - 4.3%
MSC Industrial Direct Co., Inc. - Class A	18,040	$1,743,746
Textainer Group Holdings Limited (a) (b)	162,925	3,502,888
Triton International Limited of Bermuda (b)	88,985	3,332,488

		8,579,122

TOTAL COMMON STOCKS
(Cost $134,630,193)		201,560,754

SHORT-TERM INVESTMENTS - 0.3%
Money Market Funds - 0.3%
Invesco Short-Term Investments Trust - Government & Agency Portfolio - Institutional Shares, 1.21% (c)	579,421	579,421

TOTAL SHORT-TERM INVESTMENTS
(Cost $579,421)		579,421

Total Investments - 100.2%
(Cost $135,209,614)		202,140,175
Liabilities in Excess of Other Assets - (0.2)%		(477,695)

TOTAL NET ASSETS - 100.0%		$201,662,480

(a)	Non-income producing security.
(b)	Security issued by non-U.S. incorporated company.
(c)	The rate quoted is the annualized seven-day yield of the fund at period end.

Investments are classified by industry pursuant to the Global Industry Classification Standard (GICS®), which was developed by and/or is the exclusive property of Morgan Stanley Capital International, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

LKCM SMALL-MID CAP EQUITY FUND
SCHEDULE OF INVESTMENTS
December 31, 2017

COMMON STOCKS - 100.0%	Shares	Value
Aerospace & Defense - 3.6%
HEICO Corporation	3,878	$365,889
Mercury Systems, Inc. (a)	6,310	324,019

		689,908

Banks - 6.2%
LegacyTexas Financial Group, Inc.	8,370	353,298
Pinnacle Financial Partners, Inc.	4,475	296,692
SVB Financial Group (a)	2,340	547,022

		1,197,012

Biotechnology - 1.9%
Charles River Laboratories International, Inc. (a)	3,430	375,413

Building Products - 3.5%
Builders FirstSource, Inc. (a)	18,115	394,726
Fortune Brands Home & Security Inc.	4,135	282,999

		677,725

Capital Markets - 3.9%
Lazard Ltd - Class A (b)	7,660	402,150
SEI Investments Company	5,040	362,174

		764,324

Chemicals - 7.3%
CF Industries Holdings, Inc.	8,775	373,288
FMC Corporation	7,380	698,591
Ferroglobe PLC (a) (b)	21,295	344,979

		1,416,858

Commercial Services & Supplies - 1.7%
Healthcare Services Group, Inc.	6,074	320,221

Consumer Finance - 3.3%
First Cash Financial Services, Inc.	9,350	630,658

Diversified Financials - 2.4%
MSCI Inc.	3,620	458,075

Electronic Equipment & Instruments - 6.6%
FLIR Systems, Inc.	7,500	349,650
Littelfuse, Inc.	1,710	338,272
Trimble Navigation Limited (a)	14,550	591,312

		1,279,234

Food Products - 1.5%
Snyder’s-Lance, Inc.	5,690	284,955

Health Care Equipment & Supplies - 5.6%
Cantel Medical Corp.	4,070	418,681
PRA Health Sciences, Inc. (a)	7,295	664,356

		1,083,037

Health Care Providers & Services - 1.4%
HealthEquity, Inc. (a)	5,725	267,129

Internet & Catalog Retail - 2.1%
Nutrisystem, Inc.	7,800	410,280

COMMON STOCKS	Shares	Value
Internet Software & Services - 3.2%
Akamai Technologies, Inc. (a)	5,290	$344,062
Euronet Worldwide, Inc. (a)	3,320	279,776

		623,838

IT Consulting & Services - 1.1%
Acxiom Corporation (a)	7,500	206,700

Leisure Equipment & Products - 3.1%
Polaris Industries Inc.	2,885	357,711
Pool Corporation	1,855	240,501

		598,212

Machinery - 3.7%
John Bean Technologies Corporation	3,325	368,410
Kennametal Inc.	7,375	357,024

		725,434

Marine - 1.1%
Kirby Corporation (a)	3,310	221,108

Metals & Mining - 1.8%
Reliance Steel & Aluminum Co.	4,080	350,023

Multiline Retail - 2.0%
Ollie’s Bargain Outlet Holdings, Inc. (a)	7,445	396,446

Oil & Gas & Consumable Fuels - 6.7%
Diamondback Energy Inc. (a)	2,685	338,981
Matador Resources Company (a)	8,640	268,963
Parsley Energy, Inc. - Class A (a)	10,175	299,552
WPX Energy Inc. (a)	28,125	395,719

		1,303,215

Real Estate Investment Trusts - 3.8%
CyrusOne Inc.	4,965	295,567
First Industrial Realty Trust, Inc.	7,405	233,035
Life Storage, Inc.	2,370	211,096

		739,698

Road & Rail - 1.9%
Genesee & Wyoming Inc. - Class A (a)	4,770	375,542

Software - 9.5%
Envestnet, Inc. (a)	6,070	302,590
Fair Isaac Corporation	2,300	352,360
Fortinet Inc. (a)	7,315	319,592
Guidewire Software Inc. (a)	4,770	354,220
Take-Two Interactive Software, Inc. (a)	4,655	511,026

		1,839,788

Specialty Retail - 1.6%
Tiffany & Co.	2,990	310,811

Textiles, Apparel & Luxury Goods - 3.5%
Columbia Sportswear Company	3,900	280,332
Michael Kors Holdings Limited (a) (b)	6,455	406,342

		686,674

Thrifts & Mortgage Finance - 1.3%
Home BancShares Inc.	10,575	245,869

The accompanying notes are an integral part of these financial statements.

LKCM SMALL-MID CAP EQUITY FUND
SCHEDULE OF INVESTMENTS, CONTINUED
December 31, 2017

COMMON STOCKS	Shares	Value
Trading Companies & Distributors - 4.7%
MSC Industrial Direct Co., Inc. - Class A	2,465	$238,267
Triton International Limited of Bermuda (b)	8,305	311,022
Watsco, Inc.	2,065	351,133

		900,422

TOTAL COMMON STOCKS
(Cost $13,859,024)		19,378,609

SHORT-TERM INVESTMENTS - 0.3%
Money Market Funds - 0.3%
Invesco Short-Term Investments Trust - Government & Agency Portfolio - Institutional Shares, 1.21% (c)	56,384	56,384

TOTAL SHORT-TERM INVESTMENTS
(Cost $56,384)		56,384

Total Investments - 100.3%
(Cost $13,915,408)		19,434,993
Liabilities in Excess of Other Assets - (0.3)%		(56,877)

TOTAL NET ASSETS - 100.0%		$19,378,116

(a)	Non-income producing security.
(b)	Security issued by non-U.S. incorporated company.
(c)	The rate quoted is the annualized seven-day yield of the fund at period end.

Investments are classified by industry pursuant to the Global Industry Classification Standard (GICS®), which was developed by and/or is the exclusive property of Morgan Stanley Capital International, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

LKCM EQUITY FUND
SCHEDULE OF INVESTMENTS
December 31, 2017

COMMON STOCKS - 94.3%	Shares	Value
Aerospace & Defense - 2.7%
Honeywell International Inc.	60,000	$9,201,600

Banks - 9.1%
Bank of America Corporation	385,000	11,365,200
Comerica Incorporated	126,000	10,938,060
Cullen/Frost Bankers, Inc.	65,000	6,152,250
Glacier Bancorp, Inc.	60,000	2,363,400

		30,818,910

Beverages - 2.6%
The Coca-Cola Company	65,000	2,982,200
PepsiCo, Inc.	49,000	5,876,080

		8,858,280

Biotechnology - 2.0%
Amgen Inc.	40,000	6,956,000

Chemicals - 7.0%
DowDuPont Inc.	83,330	5,934,763
Ecolab Inc.	30,000	4,025,400
FMC Corporation	80,000	7,572,800
Monsanto Company	55,000	6,422,900

		23,955,863

Commercial Services & Supplies - 2.0%
Waste Connections, Inc. (b)	97,500	6,916,650

Communication Equipment - 0.7%
Alarm.com Holdings, Inc. (a)	62,000	2,340,500

Computers & Peripherals - 2.1%
Apple Inc.	42,500	7,192,275

Construction Materials - 1.3%
Martin Marietta Materials, Inc.	20,000	4,420,800

Containers & Packaging - 1.6%
Ball Corporation	140,000	5,299,000

Diversified Financials - 3.2%
JPMorgan Chase & Co.	102,000	10,907,880

Electrical Equipment & Instruments - 2.9%
Franklin Electric Co., Inc.	85,000	3,901,500
Roper Technologies, Inc.	23,000	5,957,000

		9,858,500

Electronic Equipment & Instruments - 2.9%
Littelfuse, Inc.	18,000	3,560,760
National Instruments Corporation	55,000	2,289,650
Trimble Navigation Limited (a)	100,000	4,064,000

		9,914,410

Health Care Equipment & Supplies - 6.4%
Danaher Corporation	75,000	6,961,500
PerkinElmer, Inc.	100,000	7,312,000
Thermo Fisher Scientific Inc.	40,000	7,595,200

		21,868,700

Household Durables - 1.0%
Newell Brands, Inc.	113,817	3,516,945

COMMON STOCKS	Shares	Value
Household Products - 1.8%
Kimberly-Clark Corporation	50,000	$6,033,000

Internet & Catalog Retail - 2.8%
Amazon.com, Inc. (a)	8,000	9,355,760

Internet Software & Services - 5.7%
Akamai Technologies, Inc. (a)	90,000	5,853,600
Alphabet, Inc. - Class A (a)	7,000	7,373,800
Facebook, Inc. - Class A (a)	35,000	6,176,100

		19,403,500

IT Consulting & Services - 1.6%
PayPal Holdings, Inc. (a)	75,000	5,521,500

Machinery - 5.2%
Generac Holdings, Inc. (a)	108,000	5,348,160
The Toro Company	74,000	4,827,020
Valmont Industries, Inc.	45,000	7,463,250

		17,638,430

Marine - 0.9%
Kirby Corporation (a)	45,000	3,006,000

Media - 1.9%
Time Warner Inc.	70,000	6,402,900

Oil & Gas & Consumable Fuels - 7.4%
Cabot Oil & Gas Corporation	170,000	4,862,000
ConocoPhillips	62,000	3,403,180
EOG Resources, Inc.	65,000	7,014,150
Occidental Petroleum Corporation	100,000	7,366,000
Range Resources Corporation	140,000	2,388,400

		25,033,730

Personal Products - 1.1%
The Estee Lauder Companies Inc. - Class A	30,000	3,817,200

Pharmaceuticals - 7.1%
AbbVie Inc.	65,000	6,286,150
Johnson & Johnson	38,000	5,309,360
Merck & Co., Inc.	80,000	4,501,600
Pfizer Inc.	115,000	4,165,300
Zoetis Inc.	53,500	3,854,140

		24,116,550

Road & Rail - 1.2%
Kansas City Southern	40,000	4,208,800

Software - 4.8%
Adobe Systems Incorporated (a)	45,000	7,885,800
Microsoft Corporation	100,000	8,554,000

		16,439,800

Specialty Retail - 3.1%
The Home Depot, Inc.	40,000	7,581,200
Tiffany & Co.	30,000	3,118,500

		10,699,700

The accompanying notes are an integral part of these financial statements.

LKCM EQUITY FUND
SCHEDULE OF INVESTMENTS, CONTINUED
December 31, 2017

COMMON STOCKS	Shares	Value
Textiles, Apparel & Luxury Goods - 2.2%
V.F. Corporation	100,000	$7,400,000

TOTAL COMMON STOCKS
(Cost $179,643,028)		321,103,183

SHORT-TERM INVESTMENTS - 5.5%
Money Market Funds - 5.5%
Invesco Short-Term Investments Trust - Government & Agency Portfolio - Institutional Shares, 1.21% (c)	18,734,415	18,734,415

TOTAL SHORT-TERM INVESTMENTS
(Cost $18,734,415)		18,734,415

Total Investments - 99.8%
(Cost $198,377,443)		339,837,598
Other Assets in Excess of Liabilities - 0.2%		763,756

TOTAL NET ASSETS - 100.0%		$340,601,354

(a)	Non-income producing security.
(b)	Security issued by non-U.S. incorporated company.
(c)	The rate quoted is the annualized seven-day yield of the fund at period end.

Investments are classified by industry pursuant to the Global Industry Classification Standard (GICS®), which was developed by and/or is the exclusive property of Morgan Stanley Capital International, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

LKCM BALANCED FUND
SCHEDULE OF INVESTMENTS
December 31, 2017

COMMON STOCKS - 66.9%	Shares	Value
Aerospace & Defense - 1.6%
Honeywell International Inc.	5,100	$782,136
Rockwell Collins, Inc.	4,300	583,166

		1,365,302

Banks - 5.9%
Bank of America Corporation	38,500	1,136,520
Comerica Incorporated	10,100	876,781
Cullen/Frost Bankers, Inc.	5,900	558,435
SunTrust Banks, Inc.	11,500	742,785
Wells Fargo & Company	12,471	756,616
Zions Bancorporation	17,500	889,525

		4,960,662

Beverages - 1.8%
The Coca-Cola Company	17,600	807,488
PepsiCo, Inc.	5,800	695,536

		1,503,024

Biotechnology - 1.7%
Celgene Corporation (a)	6,700	699,212
Charles River Laboratories International, Inc. (a)	6,800	744,260

		1,443,472

Capital Markets - 1.3%
SEI Investments Company	14,500	1,041,970

Chemicals - 6.8%
Air Products and Chemicals, Inc.	5,100	836,808
DowDuPont Inc.	16,076	1,144,933
Ecolab Inc.	4,800	644,064
FMC Corporation	11,200	1,060,192
GCP Applied Technologies Inc. (a)	16,000	510,400
Monsanto Company	5,600	653,968
Praxair, Inc.	5,500	850,740

		5,701,105

Commercial Services & Supplies - 0.8%
Waste Management, Inc.	7,900	681,770

Computers & Peripherals - 1.5%
Apple Inc.	7,150	1,209,994

Construction Materials - 1.0%
Martin Marietta Materials, Inc.	3,900	862,056

Containers & Packaging - 0.4%
Ball Corporation	8,800	333,080

Diversified Financials - 2.1%
JPMorgan Chase & Co.	8,400	898,296
Moody’s Corporation	6,000	885,660

		1,783,956

Diversified Telecommunication Services - 0.9%
AT&T Inc.	8,232	320,060
Verizon Communications Inc.	8,641	457,368

		777,428

COMMON STOCKS	Shares	Value
Electronic Equipment & Instruments - 1.3%
National Instruments Corporation	7,500	$312,225
Trimble Navigation Limited (a)	18,200	739,648

		1,051,873

Food & Drug Retailing - 1.5%
Walgreens Boots Alliance, Inc.	11,400	827,868
Wal-Mart Stores, Inc.	4,100	404,875

		1,232,743

Food Products - 1.6%
Hormel Foods Corporation	13,900	505,821
Mondelez International Inc. - Class A	19,800	847,440

		1,353,261

Health Care Equipment & Supplies - 3.7%
Danaher Corporation	9,600	891,072
Medtronic, PLC (b)	7,600	613,700
PerkinElmer, Inc.	11,600	848,192
Thermo Fisher Scientific, Inc.	3,700	702,556

		3,055,520

Household Durables - 1.4%
Newell Brands, Inc.	15,509	479,228
Whirlpool Corporation	3,900	657,696

		1,136,924

Household Products - 2.4%
Colgate-Palmolive Company	11,600	875,220
Kimberly-Clark Corporation	6,600	796,356
The Procter & Gamble Company	3,500	321,580

		1,993,156

Industrial Conglomerates - 0.3%
General Electric Company	13,700	239,065

Insurance - 0.5%
MetLife, Inc.	8,000	404,480

Internet & Catalog Retail - 1.8%
Amazon.com, Inc. (a)	700	818,629
Expedia, Inc.	5,500	658,735

		1,477,364

Internet Software & Services - 2.9%
Akamai Technologies, Inc. (a)	12,500	813,000
Alphabet, Inc. - Class A (a)	250	263,350
Alphabet, Inc. - Class C (a)	500	523,200
Facebook, Inc. - Class A (a)	4,600	811,716

		2,411,266

IT Consulting & Services - 2.6%
Alliance Data Systems Corporation	2,800	709,744
PayPal Holdings, Inc. (a)	11,400	839,268
Visa Inc. - Class A	5,600	638,512

		2,187,524

Machinery - 0.8%
Fortive Corporation	9,100	658,385

The accompanying notes are an integral part of these financial statements.

LKCM BALANCED FUND
SCHEDULE OF INVESTMENTS, CONTINUED
December 31, 2017

COMMON STOCKS	Shares	Value
Media - 2.1%
CBS Corporation - Class B	3,600	$212,400
The Walt Disney Company	6,700	720,317
Time Warner Inc.	9,400	859,818

		1,792,535

Oil & Gas & Consumable Fuels - 5.6%
Anadarko Petroleum Corporation	9,500	509,580
Cabot Oil & Gas Corporation	23,200	663,520
Chevron Corporation	5,795	725,476
ConocoPhillips	11,400	625,746
EOG Resources, Inc.	6,000	647,460
Exxon Mobil Corporation	6,727	562,646
Pioneer Natural Resources Company	2,600	449,410
WPX Energy Inc. (a)	35,000	492,450

		4,676,288

Pharmaceuticals - 5.0%
Abbott Laboratories	16,000	913,120
AbbVie Inc.	11,000	1,063,810
Merck & Co., Inc.	8,900	500,803
Pfizer Inc.	17,100	619,362
Zoetis Inc	14,400	1,037,376

		4,134,471

Real Estate Investment Trusts - 0.5%
American Tower Corporation	3,200	456,544

Road & Rail - 0.5%
Union Pacific Corporation	3,000	402,300

Software - 4.3%
Adobe Systems Incorporated (a)	4,300	753,532
Citrix Systems, Inc. (a)	4,000	352,000
Microsoft Corporation	11,000	940,940
Oracle Corporation	15,400	728,112
RealPage, Inc. (a)	18,500	819,550

		3,594,134

Specialty Retail - 1.4%
The Home Depot, Inc.	4,300	814,979
O’Reilly Automotive, Inc. (a)	1,400	336,756

		1,151,735

Textiles, Apparel & Luxury Goods - 0.9%
NIKE, Inc. - Class B	11,600	725,580

TOTAL COMMON STOCKS
(Cost $37,811,183)		55,798,967

CORPORATE BONDS - 29.2%	Principal Amount
Aerospace & Defense - 0.3%
Rockwell Collins, Inc.
3.700%, 12/15/2023
Callable 09/15/2023	$250,000	259,634

CORPORATE BONDS	Principal Amount	Value
Air Freight & Logistics - 1.2%
FedEx Corp.
2.700%, 04/15/2023	$425,000	$423,662
United Parcel Service, Inc.
2.450%, 10/01/2022	600,000	598,956

		1,022,618

Banks - 2.7%
Bank of America Corporation:
2.625%, 10/19/2020	400,000	403,521
2.625%, 04/19/2021	150,000	150,836
BB&T Corporation
2.250%, 02/01/2019
Callable 01/02/2019	115,000	115,215
Comerica Incorporated
2.125%, 05/23/2019
Callable 04/23/2019	435,000	433,371
The Bank of New York Mellon Corporation:
2.450%, 11/27/2020
Callable 10/27/2020	350,000	351,445
2.500%, 04/15/2021
Callable 03/15/2021	200,000	200,542
Wells Fargo & Company:
2.150%, 01/15/2019	200,000	200,352
2.125%, 04/22/2019	150,000	150,005
Wells Fargo Bank, National Association
1.750%, 05/24/2019	250,000	248,662

		2,253,949

Beverages - 0.5%
PepsiCo, Inc.
3.000%, 08/25/2021	415,000	424,244

Biotechnology - 1.3%
Amgen Inc.:
2.200%, 05/22/2019
Callable 04/22/2019	100,000	100,053
2.125%, 05/01/2020
Callable 04/01/2020	100,000	99,524
2.700%, 05/01/2022
Callable 03/01/2022	325,000	324,984
Celgene Corporation
3.625%, 05/15/2024
Callable 02/15/2024	250,000	257,462
Gilead Sciences, Inc.
2.050%, 04/01/2019	335,000	335,054

		1,117,077

Chemicals - 0.3%
Ecolab Inc.
2.000%, 01/14/2019	250,000	249,648

Communications Equipment - 1.0%
Cisco Systems, Inc.:
2.125%, 03/01/2019	250,000	250,324
2.200%, 02/28/2021	275,000	274,252

The accompanying notes are an integral part of these financial statements.

LKCM BALANCED FUND
SCHEDULE OF INVESTMENTS, CONTINUED
December 31, 2017

CORPORATE BONDS	Principal Amount	Value
Communications Equipment - 1.0%, Continued
QUALCOMM Incorporated
2.250%, 05/20/2020	$350,000	$347,421

		871,997

Computers & Peripherals - 1.0%
Apple Inc.
2.850%, 05/06/2021	500,000	508,264
International Business Machines Corporation
2.250%, 02/19/2021	350,000	349,138

		857,402

Consumer Finance - 0.4%
American Express Credit Corporation
2.600%, 09/14/2020
Callable 08/14/2020	300,000	301,632

Diversified Financials - 0.8%
JPMorgan Chase & Co.:
2.400%, 06/07/2021
Callable 05/07/2021	400,000	398,048
3.375%, 05/01/2023	225,000	228,870

		626,918

Diversified Telecommunication Services - 1.4%
AT&T Inc.
2.450%, 06/30/2020
Callable 05/30/2020	725,000	724,642
Verizon Communications Inc.:
3.000%, 11/01/2021
Callable 09/01/2021	250,000	253,013
2.450%, 11/01/2022
Callable 08/01/2022	200,000	196,266

		1,173,921

Electrical Equipment & Instruments - 1.4%
Emerson Electric Co.:
2.625%, 02/15/2023
Callable 11/15/2022	400,000	399,302
3.150%, 06/01/2025
Callable 03/01/2025	200,000	203,297
Rockwell Automation Inc.
2.050%, 03/01/2020
Callable 02/01/2020	288,000	286,122
Roper Technologies, Inc.
2.800%, 12/15/2021
Callable 11/15/2021	300,000	300,802

		1,189,523

Food & Drug Retailing - 1.9%
Costco Wholesale Corporation
2.250%, 02/15/2022	400,000	397,994
CVS Health Corporation:
2.250%, 12/05/2018
Callable 11/05/2018	175,000	175,268
2.125%, 06/01/2021
Callable 05/01/2021	400,000	390,682

CORPORATE BONDS	Principal Amount	Value
Food & Drug Retailing - 1.9%, Continued
Walgreens Boots Alliance, Inc.:
3.300%, 11/18/2021
Callable 09/18/2021	$325,000	$330,712
3.800%, 11/18/2024
Callable 08/18/2024	250,000	255,686

		1,550,342

Health Care Equipment & Supplies - 1.6%
Danaher Corporation
2.400%, 09/15/2020
Callable 08/15/2020	400,000	401,660
Medtronic, Inc.
2.500%, 03/15/2020	300,000	301,872
Thermo Fisher Scientific, Inc.
3.150%, 01/15/2023
Callable 10/15/2022	600,000	608,167

		1,311,699

Hotels, Restaurants & Leisure - 0.4%
McDonald’s Corporation:
2.750%, 12/09/2020
Callable 11/09/2020	200,000	202,213
3.625%, 05/20/2021	100,000	103,828

		306,041

Household Durables - 0.9%
Newell Brands, Inc.:
2.150%, 10/15/2018	400,000	400,444
3.150%, 04/01/2021
Callable 03/01/2021	350,000	354,181

		754,625

Industrial Conglomerates - 0.6%
General Electric Company
2.700%, 10/09/2022	500,000	499,568

Insurance - 0.5%
Berkshire Hathaway Inc.
2.200%, 03/15/2021
Callable 02/15/2021	425,000	423,862

Internet & Catalog Retail - 0.6%
Amazon.com, Inc.
3.300%, 12/05/2021
Callable 10/05/2021	495,000	511,630

Internet Software & Services - 0.3%
Alphabet, Inc.
3.375%, 02/25/2024	200,000	208,673

Media - 0.8%
The Walt Disney Company
2.300%, 02/12/2021	420,000	419,621
Time Warner Inc.
3.400%, 06/15/2022	250,000	255,159

		674,780

The accompanying notes are an integral part of these financial statements.

LKCM BALANCED FUND
SCHEDULE OF INVESTMENTS, CONTINUED
December 31, 2017

CORPORATE BONDS	Principal Amount	Value
Oil & Gas & Consumable Fuels - 3.9%
Chevron Corporation
2.411%, 03/03/2022
Callable 01/03/2022	$500,000	$499,787
ConocoPhillips Company
2.400%, 12/15/2022
Callable 09/15/2022	490,000	484,865
Enterprise Products Operating LLC
2.850%, 04/15/2021
Callable 03/15/2021	500,000	504,555
EOG Resources, Inc.:
2.450%, 04/01/2020
Callable 03/01/2020	200,000	200,677
2.625%, 03/15/2023
Callable 12/15/2022	300,000	296,916
Exxon Mobil Corporation
2.222%, 03/01/2021
Callable 02/01/2021	325,000	324,420
Kinder Morgan Energy Partners, L.P.
3.950%, 09/01/2022
Callable 06/01/2022	400,000	413,226
Occidental Petroleum Corporation
2.600%, 04/15/2022
Callable 03/15/2022	500,000	501,374

		3,225,820

Pharmaceuticals - 1.6%
Abbott Laboratories:
2.000%, 03/15/2020	250,000	248,066
3.400%, 11/30/2023
Callable 09/30/2023	350,000	356,518
AbbVie Inc.:
2.000%, 11/06/2018	134,000	133,971
2.500%, 05/14/2020
Callable 04/14/2020	425,000	426,545
Merck & Co., Inc.
2.350%, 02/10/2022	195,000	194,852

		1,359,952

Real Estate Investment Trusts - 0.6%
American Tower Corporation:
3.400%, 02/15/2019	400,000	404,643
2.800%, 06/01/2020
Callable 05/01/2020	100,000	100,679

		505,322

Road & Rail - 0.7%
Burlington Northern Santa Fe, LLC
3.000%, 03/15/2023
Callable 12/15/2022	600,000	611,681

Semiconductor Equipment & Products - 0.6%
Texas Instruments Incorporated
2.750%, 03/12/2021
Callable 02/12/2021	470,000	476,432

CORPORATE BONDS	Principal Amount	Value
Software - 1.2%
Microsoft Corporation
2.375%, 02/12/2022
Callable 01/12/2022	$400,000	$399,584
Oracle Corporation:
2.375%, 01/15/2019	125,000	125,541
2.800%, 07/08/2021	425,000	431,465

		956,590

Specialty Retail - 0.7%
The Home Depot, Inc.:
2.000%, 06/15/2019
Callable 05/15/2019	325,000	325,203
2.625%, 06/01/2022
Callable 05/01/2022	290,000	291,796

		616,999

TOTAL CORPORATE BONDS
(Cost $24,492,396)		24,342,579

SHORT-TERM INVESTMENT - 1.9%	Shares
Money Market Funds - 1.9%
Invesco Short-Term Investments Trust - Government & Agency Portfolio -Institutional Shares, 1.21% (c)	1,606,121	1,606,121

TOTAL SHORT-TERM INVESTMENT
(Cost $1,606,121)		1,606,121

Total Investments - 98.0%
(Cost $63,909,700)		81,747,667
Other Assets in Excess of Liabilities - 2.0%		1,682,046

TOTAL NET ASSETS - 100.0%		$83,429,713

(a)	Non-income producing security.
(b)	Security issued by non-U.S. incorporated company.
(c)	The rate quoted is the annualized seven-day yield of the fund at period end.

Investments are classified by industry pursuant to the Global Industry Classification Standard (GICS®), which was developed by and/or is the exclusive property of Morgan Stanley Capital International, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

LKCM FIXED INCOME FUND
SCHEDULE OF INVESTMENTS
December 31, 2017

CORPORATE BONDS - 71.8%	Principal Amount	Value
Aerospace & Defense - 0.8%
Rockwell Collins, Inc.
3.700%, 12/15/2023
Callable 09/15/2023	$1,750,000	$1,817,436

Air Freight & Logistics - 1.0%
FedEx Corp.
3.250%, 04/01/2026
Callable 01/01/2026	2,500,000	2,523,477

Banks - 6.5%
Bank of America Corporation:
2.728% (3 Month LIBOR USD + 1.070%), 03/22/2018 (a)	2,000,000	2,003,834
2.625%, 10/19/2020	2,600,000	2,622,885
BB&T Corporation
2.158% (3 Month LIBOR USD + 0.570%), 06/15/2020 (a)	2,000,000	2,012,135
Comerica Incorporated
2.125%, 05/23/2019
Callable 04/23/2019	1,000,000	996,256
Wells Fargo & Company:
1.993% (3 Month LIBOR USD + 0.630%), 04/23/2018 (a)	2,500,000	2,503,533
2.125%, 04/22/2019	4,000,000	4,000,138
4.125%, 08/15/2023	2,000,000	2,110,690

		16,249,471

Beverages - 1.8%
Anheuser-Busch InBev Finance Inc.
1.900%, 02/01/2019	4,537,000	4,528,794

Biotechnology - 4.1%
Amgen Inc.
2.200%, 05/22/2019
Callable 04/22/2019	5,312,000	5,314,777
Celgene Corporation
3.625%, 05/15/2024
Callable 02/15/2024	4,750,000	4,891,783

		10,206,560

Capital Markets - 2.4%
Morgan Stanley (a):
2.647% (3 Month LIBOR USD + 1.280%), 04/25/2018	2,500,000	2,508,282
2.215% (3 Month LIBOR USD + 0.850%), 01/24/2019	3,500,000	3,518,791

		6,027,073

Chemicals - 1.5%
Ecolab Inc.:
1.550%, 01/12/2018	2,725,000	2,724,714
2.375%, 08/10/2022
Callable 07/10/2022	1,000,000	989,884

		3,714,598

Communications Equipment - 0.3%
Cisco Systems, Inc.
4.950%, 02/15/2019	700,000	722,823

CORPORATE BONDS	Principal Amount	Value
Computers & Peripherals - 1.3%
Apple Inc.
2.400%, 05/03/2023	$3,250,000	$3,218,955

Consumer Finance - 3.4%
American Express Company:
2.036% (3 Month LIBOR USD + 0.590%), 05/22/2018 (a)	3,533,000	3,537,811
3.000%, 10/30/2024
Callable 09/29/2024	2,000,000	1,999,745
American Express Credit Corporation
2.375%, 05/26/2020
Callable 04/25/2020	3,000,000	2,997,565

		8,535,121

Consumer Services - 1.0%
The Western Union Company
3.650%, 08/22/2018	2,500,000	2,522,842

Containers & Packaging - 2.2%
Ball Corporation:
5.000%, 03/15/2022	2,000,000	2,142,500
5.250%, 07/01/2025	3,000,000	3,273,750

		5,416,250

Diversified Financials - 3.4%
JPMorgan Chase & Co.:
2.267% (3 Month LIBOR USD + 0.900%), 01/25/2018 (a)	3,000,000	3,001,464
3.375%, 05/01/2023	2,000,000	2,034,404
2.700%, 05/18/2023
Callable 03/18/2023	3,500,000	3,479,647

		8,515,515

Diversified Telecommunication Services - 6.7%
AT&T Inc.:
2.372% (3 Month LIBOR USD + 0.910%), 11/27/2018 (a)	3,000,000	3,018,319
2.375%, 11/27/2018	4,500,000	4,514,793
2.206% (3 Month LIBOR USD + 0.670%), 03/11/2019 (a)	1,500,000	1,507,810
CenturyLink, Inc.:
6.150%, 09/15/2019	1,402,000	1,454,575
5.800%, 03/15/2022	2,500,000	2,457,875
Verizon Communications Inc.:
3.324% (3 Month LIBOR USD + 1.750%), 09/14/2018 (a)	2,000,000	2,022,165
2.450%, 11/01/2022
Callable 08/01/2022	1,750,000	1,717,325

		16,692,862

Electrical Equipment & Instruments - 3.0%
Emerson Electric Co.:
2.625%, 12/01/2021
Callable 11/01/2021	950,000	958,286
3.150%, 06/01/2025
Callable 03/01/2025	5,000,000	5,082,423

The accompanying notes are an integral part of these financial statements.

LKCM FIXED INCOME FUND
SCHEDULE OF INVESTMENTS, CONTINUED
December 31, 2017

CORPORATE BONDS	Principal Amount	Value
Electrical Equipment & Instruments - 3.0%, Continued
Rockwell Automation, Inc.
2.875%, 03/01/2025
Callable 12/01/2024	$1,440,000	$1,421,382

		7,462,091

Food & Drug Retailing - 2.7%
CVS Health Corporation
4.125%, 05/15/2021
Callable 02/15/2021	2,000,000	2,079,559
Walgreens Boots Alliance, Inc.
3.800%, 11/18/2024
Callable 08/18/2024	4,375,000	4,474,502

		6,554,061

Health Care Equipment & Supplies - 6.3%
Danaher Corporation:
2.400%, 09/15/2020
Callable 08/15/2020	2,000,000	2,008,300
3.350%, 09/15/2025
Callable 06/15/2025	5,500,000	5,691,059
PerkinElmer, Inc.
5.000%, 11/15/2021
Callable 08/15/2021	1,094,000	1,180,451
Thermo Fisher Scientific, Inc.:
4.150%, 02/01/2024
Callable 11/01/2023	4,500,000	4,779,581
2.950%, 09/19/2026
Callable 06/19/2026	2,000,000	1,947,117

		15,606,508

Household Durables - 1.3%
Newell Brands, Inc.
3.150%, 04/01/2021
Callable 03/01/2021	3,150,000	3,187,626

Household Products - 0.4%
The Procter & Gamble Company
8.000%, 09/01/2024	775,000	1,006,456

Industrial Conglomerates - 0.4%
General Electric Company
2.100%, 12/11/2019	1,050,000	1,047,306

Internet & Catalog Retail - 2.8%
Amazon.com, Inc.:
2.600%, 12/05/2019
Callable 11/05/2019	2,000,000	2,021,311
2.500%, 11/29/2022
Callable 08/29/2022	5,000,000	5,003,173

		7,024,484

Internet Software & Services - 1.2%
Alphabet, Inc.
3.375%, 02/25/2024	2,850,000	2,973,583

CORPORATE BONDS	Principal Amount	Value
Multiline Retail - 1.9%
Family Dollar Stores, Inc.
5.000%, 02/01/2021	$4,500,000	$4,792,500

Oil & Gas & Consumable Fuels - 6.8%
Chevron Corporation
2.411%, 03/03/2022
Callable 01/03/2022	1,450,000	1,449,383
Enterprise Products Operating LLC:
1.650%, 05/07/2018	1,250,000	1,248,440
3.750%, 02/15/2025
Callable 11/15/2024	2,000,000	2,065,305
Kinder Morgan Energy Partners, L.P.
4.250%, 09/01/2024
Callable 06/01/2024	3,000,000	3,111,389
Occidental Petroleum Corporation
2.600%, 04/15/2022
Callable 03/15/2022	3,125,000	3,133,586
Range Resources Corporation
5.000%, 08/15/2022
Callable 05/15/2022	5,850,000	5,850,000

		16,858,103

Pharmaceuticals - 0.4%
Allergan, Inc.
1.350%, 03/15/2018	1,017,000	1,015,765

Real Estate Investment Trusts - 3.7%
American Tower Corporation:
3.400%, 02/15/2019	1,585,000	1,603,397
5.050%, 09/01/2020	1,250,000	1,326,185
3.500%, 01/31/2023	3,500,000	3,582,897
5.000%, 02/15/2024	2,500,000	2,742,049

		9,254,528

Road & Rail - 3.0%
Burlington Northern Santa Fe, LLC
3.000%, 03/15/2023
Callable 12/15/2022	3,300,000	3,364,244
Union Pacific Corporation
2.250%, 06/19/2020
Callable 05/19/2020	4,125,000	4,131,583

		7,495,827

Software & Services - 1.0%
Sabre GLBL Inc. (b)
5.375%, 04/15/2023
Callable 04/15/2018	2,500,000	2,587,500

Specialty Retail - 0.5%
O’Reilly Automotive, Inc.
4.875%, 01/14/2021
Callable 10/14/2020	1,128,000	1,198,621

TOTAL CORPORATE BONDS
(Cost $177,745,377)		178,756,736

The accompanying notes are an integral part of these financial statements.

LKCM FIXED INCOME FUND
SCHEDULE OF INVESTMENTS, CONTINUED
December 31, 2017

U.S. GOVERNMENT ISSUES - 8.6%	Principal Amount	Value
U.S. Treasury Inflation Indexed Bonds - 1.5%
0.625%, 01/15/2024	$3,699,990	$3,765,883

U.S. Treasury Notes - 7.1%
1.000%, 03/15/2018	1,000,000	999,318
1.000%, 08/15/2018	2,000,000	1,992,148
1.250%, 10/31/2019	2,000,000	1,977,812
2.000%, 07/31/2020	2,000,000	2,003,633
2.000%, 02/15/2023	2,000,000	1,979,844
2.000%, 02/15/2025	3,000,000	2,933,145
2.000%, 08/15/2025	2,000,000	1,950,195
1.625%, 02/15/2026	4,000,000	3,778,203

		17,614,298

TOTAL U.S. GOVERNMENT ISSUES
(Cost $21,730,785)		21,380,181

U.S. GOVERNMENT SPONSORED ENTITIES - 13.9%
Fannie Mae - 2.3%
1.500%, 07/28/2021 (c)
Callable 1/28/2018	2,000,000	1,992,206
1.000%, 10/26/2021 (c)
Callable 1/26/2018	1,040,000	1,028,135
1.500%, 05/17/2024 (c)
Callable 2/17/2018	2,800,000	2,756,709

		5,777,050

Federal Home Loan Banks - 3.9%
1.000%, 01/30/2019 (c)
Callable 01/30/2018	2,000,000	1,999,112
1.550%, 10/19/2020 (c)
Callable 10/19/2018	2,500,000	2,478,710
1.625%, 08/15/2022 (c)
Callable 02/15/2018	2,500,000	2,487,300
2.000%, 08/24/2022
Callable 08/24/2018	2,700,000	2,645,781

		9,610,903

Freddie Mac - 7.7%
1.375%, 08/25/2021 (c)
Callable 2/25/2018	1,650,000	1,619,294
1.500%, 08/25/2021 (c)
Callable 2/25/2018	1,600,000	1,557,819
2.375%, 01/13/2022	2,000,000	2,019,142
2.200%, 07/27/2022
Callable 7/25/2018	1,225,000	1,212,614
1.625%, 09/29/2022 (c)
Callable 3/29/2018	2,500,000	2,477,675
2.000%, 12/14/2022
Callable 12/14/2018	2,000,000	1,996,996
1.250%, 06/30/2023 (c)
Callable 3/30/2018	1,500,000	1,480,939
1.000%, 10/27/2023 (c)
Callable 1/27/2018	4,500,000	4,461,408

U.S. GOVERNMENT SPONSORED ENTITIES	Principal Amount	Value
Freddie Mac - 7.7%, Continued
2.000%, 05/23/2031 (c)
Callable 1/23/2018	$2,500,000	$2,428,845

		19,254,732

TOTAL U.S. GOVERNMENT SPONSORED ENTITIES
(Cost $35,058,580)		34,642,685

SHORT-TERM INVESTMENTS - 5.0%
Corporate Bonds - 4.1%
AbbVie Inc.
1.800%, 05/14/2018	1,500,000	1,499,402
Bank of America Corporation
2.050%, 12/07/2018	5,000,000	4,999,255
Enterprise Products Operating LLC
1.650%, 05/07/2018	370,000	369,538
Roper Technologies, Inc.
2.050%, 10/01/2018	1,250,000	1,250,098
Thermo Fisher Scientific, Inc.
2.150%, 12/14/2018	2,000,000	2,003,213

		10,121,506

	Shares
Money Market Funds - 0.9%
Invesco Short-Term Investments Trust - Government & Agency Portfolio - Institutional Shares, 1.21% (d)	2,340,220	2,340,220

TOTAL SHORT-TERM INVESTMENTS
(Cost $12,434,532)		12,461,726

Total Investments - 99.3%
(Cost $246,969,274)		247,241,328
Other Assets in Excess of Liabilities - 0.7%		1,734,476

TOTAL NET ASSETS - 100.0%		$248,975,804

(a)	Floating rate.
(b)	Rule 144A security. Resale to the public may require registration or may extend only to qualified institutional buyers. The fair market value of the Rule 144A securities was $2,587,500 representing 1.0% of the Fund’s total net assets.
(c)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.
(d)	The rate quoted is the annualized seven-day yield of the fund at period end.

Investments are classified by industry pursuant to the Global Industry Classification Standard (GICS®), which was developed by and/or is the exclusive property of Morgan Stanley Capital International, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2017

	LKCM Small Cap Equity Fund	LKCM Small-Mid Cap Equity Fund	LKCM Equity Fund	LKCM Balanced Fund	LKCM Fixed Income Fund

Assets:
Investments, at value*	$202,140,175	$19,434,993	$339,837,598	$81,747,667	$247,241,328
Cash	105,724	—	—	8,881	9,375
Receivable for Fund shares sold	70,570	2,850	979,171	1,594,470	335,926
Dividends and interest receivable	62,888	8,367	364,050	205,201	1,714,215
Receivable for investment advisory fees (Note B)	—	1,542	—	—	—
Other assets	32,022	8,261	30,461	10,597	28,038

Total assets	202,411,379	19,456,013	341,211,280	83,566,816	249,328,882

Liabilities:
Payable for Fund shares redeemed	297,403	47,213	37,153	3,400	123,209
Payable for investment advisory fees (Note B)	338,736	—	433,381	88,552	121,432
Payable for accounting and transfer agent fees and expenses	33,957	13,802	31,797	15,206	26,280
Payable for professional fees	28,961	6,883	36,437	11,960	28,681
Payable for administrative fees	28,769	6,822	45,154	11,067	34,029
Payable for trustees’ fees	6,578	660	8,757	1,954	6,714
Payable for custody fees and expenses	3,993	1,049	5,446	1,480	4,296
Payable for distribution expense (Note B)	1,720	—	—	—	—
Accrued expenses and other liabilities	8,782	1,468	11,801	3,484	8,437

Total liabilities	748,899	77,897	609,926	137,103	353,078

Net assets	$201,662,480	$19,378,116	$340,601,354	$83,429,713	$248,975,804

Net assets consist of:
Paid in capital	$134,737,599	$13,665,290	$199,157,927	$65,585,307	$248,703,750
Accumulated net investment income	—	—	6,125	6,439	—
Accumulated net realized gain (loss) on investments	(5,680)	193,241	(22,853)	—	—
Net unrealized appreciation on investments	66,930,561	5,519,585	141,460,155	17,837,967	272,054

Net assets	$201,662,480	$19,378,116	$340,601,354	$83,429,713	$248,975,804

INSTITUTIONAL CLASS
Net assets	$201,138,688	$19,378,116	$340,601,354	$83,429,713	$248,975,804
Shares of beneficial interest outstanding (unlimited shares of no par value authorized)	10,909,110	1,828,651	13,091,599	3,761,634	23,313,111
Net asset value per share (offering and redemption price)	$18.44	$10.60	$26.02	$22.18	$10.68

ADVISER CLASS**
Net assets	$523,792
Shares of beneficial interest outstanding (unlimited shares of no par value authorized)	30,573
Net asset value per share (offering and redemption price)	$17.13

* Cost of Investments	$135,209,614	$13,915,408	$198,377,443	$63,909,700	$246,969,274

**	Currently, Adviser Class shares are authorized only for the Small Cap Equity, Small-Mid Cap Equity and Equity Funds and are offered only by the Small Cap Equity Fund.

The accompanying notes are an integral part of these financial statements.

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2017

	LKCM Small Cap Equity Fund	LKCM Small-Mid Cap Equity Fund	LKCM Equity Fund	LKCM Balanced Fund	LKCM Fixed Income Fund

Investment Income:
Dividends*	$1,885,401	$160,437	$4,596,310	$789,250	$31
Interest	21,122	3,995	110,348	507,460	5,890,718

Total income	1,906,523	164,432	4,706,658	1,296,710	5,890,749

Expenses:
Investment advisory fees (Note B)	1,742,893	150,338	2,219,100	482,451	1,196,135
Distribution expense – Adviser Class (Note B)	2,580	—	—	—	—
Accounting and transfer agent fees and expenses	226,049	84,359	234,511	98,016	190,992
Administrative fees	183,328	39,834	257,020	62,077	193,029
Trustees’ fees	95,835	13,758	78,301	16,293	60,784
Professional fees	90,406	11,834	116,884	30,946	89,382
Federal and state registration	65,754	34,746	48,885	23,194	47,100
Custody fees and expenses	32,366	6,609	32,646	8,493	24,884
Reports to shareholders	18,420	2,531	20,444	6,245	14,003
Other	100,985	9,321	128,451	30,272	95,095

Total expenses	2,558,616	353,330	3,136,242	757,987	1,911,404
Less, expense waiver and/or reimbursement (Note B)	(232,179)	(152,879)	(600,128)	(164,201)	(715,269)

Net expenses	2,326,437	200,451	2,536,114	593,786	1,196,135

Net investment income (loss)	(419,914)	(36,019)	2,170,544	702,924	4,694,614

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on investments	41,104,589	2,497,041	13,289,318	2,549,252	231,170
Net change in unrealized appreciation/depreciation on investments	(4,585,084)	1,824,006	46,722,416	5,751,978	144,349

Net realized and unrealized gain on investments	36,519,505	4,321,047	60,011,734	8,301,230	375,519

Net Increase in Net Assets Resulting from Operations	$36,099,591	$4,285,028	$62,182,278	$9,004,154	$5,070,133

* Net of foreign taxes withheld	$—	$—	$7,313	$—	$—

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	LKCM Small Cap Equity Fund		LKCM Small-Mid Cap Equity Fund

	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016
Operations:
Net investment loss	$(419,914)	$(598,113)	$(36,019)	$(334,381)
Net realized gain on investments	41,104,589	70,583,659	2,497,041	11,090,117
Net change in unrealized appreciation/depreciation on investments	(4,585,084)	(39,738,947)	1,824,006	(46,140,964)

Net increase (decrease) in net assets resulting from operations	36,099,591	30,246,599	4,285,028	(35,385,228)

Dividends and Distributions to Institutional Class Shareholders:
Net realized gain on investments	(33,953,609)	(38,274,319)	(2,141,026)	(3,253,405)

Dividends and Distributions to Adviser Class Shareholders:
Net realized gain on investments	(91,957)	(394,215)

Net decrease in net assets resulting from Fund share transactions (Note C)	(83,606,173)	(285,382,856)	(3,184,769)	(272,896,350)

Total decrease in net assets	(81,552,148)	(293,804,791)	(1,040,767)	(311,534,983)

Net Assets:
Beginning of period	283,214,628	577,019,419	20,418,883	331,953,866

End of period*	$201,662,480	$283,214,628	$19,378,116	$20,418,883

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	LKCM Equity Fund		LKCM Balanced Fund

	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016
Operations:
Net investment income	$2,170,544	$2,366,551	$702,924	$480,955
Net realized gain on investments	13,289,318	17,224,785	2,549,252	2,620,580
Net change in unrealized appreciation/depreciation on investments	46,722,416	9,232,988	5,751,978	1,723,988

Net increase in net assets resulting from operations	62,182,278	28,824,324	9,004,154	4,825,523

Dividends and Distributions to Shareholders:
Net investment income	(2,175,595)	(2,355,272)	(700,479)	(477,045)
Net realized gain on investments	(13,688,012)	(15,387,855)	(2,524,332)	(2,493,726)

	(15,863,607)	(17,743,127)	(3,224,811)	(2,970,771)

Net increase (decrease) in net assets resulting from from Fund share transactions (Note C)	7,774,360	(5,772,597)	14,458,317	22,184,169

Total increase in net assets	54,093,031	5,308,600	20,237,660	24,038,921

Net Assets:
Beginning of period	286,508,323	281,199,723	63,192,053	39,153,132

End of period*	$340,601,354	$286,508,323	$83,429,713	$63,192,053

* Including accumulated net investment income of	$6,125	$11,279	$6,439	$3,994

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	LKCM Fixed Income Fund

	Year Ended December 31, 2017	Year Ended December 31, 2016
Operations:
Net investment income	$4,694,614	$4,580,895
Net realized gain on investments	231,170	332,465
Net change in unrealized appreciation/depreciation on investments	144,349	2,637,335

Net increase in net assets resulting from operations	5,070,133	7,550,695

Dividends and Distributions to Shareholders:
Net investment income	(4,704,142)	(4,585,763)
Net realized gain on investments	(239,922)	(93,558)

	(4,944,064)	(4,679,321)

Net increase in net assets resulting from Fund share transactions (Note C)	21,987,467	25,150,031

Total increase in net assets	22,113,536	28,021,405

Net Assets:
Beginning of period	226,862,268	198,840,863

End of period*	$248,975,804	$226,862,268

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING

	LKCM Small Cap Equity Fund – Institutional Class

	Year Ended December 31, 2017		Year Ended December 31, 2016		Year Ended December 31, 2015	Year Ended December 31, 2014		Year Ended December 31, 2013
Net Asset Value – Beginning of Period	$18.82		$19.86		$24.05	$28.33		$22.69

Net investment income (loss)	(0.04	)(1)	(0.03	)(1)	0.01	(0.06	)(1)	(0.06	)(2)
Net realized and unrealized gain (loss) on investments	3.27		1.88		(1.29)	(0.77)		8.02

Total from investment operations	3.23		1.85		(1.28)	(0.83)		7.96

Dividends from net investment income	—		—		(0.01)	—		—
Distributions from net realized gains	(3.61)		(2.89)		(2.90)	(3.45)		(2.32)

Total dividends and distributions	(3.61)		(2.89)		(2.91)	(3.45)		(2.32)

Net Asset Value – End of Period	$18.44		$18.82		$19.86	$24.05		$28.33

Total Return	17.04%		9.27%		-5.58%	-3.11%		35.11%

Ratios and Supplemental Data:
Net assets, end of period (thousands)	$201,139		$281,790		$568,421	$840,631		$1,047,607
Ratio of expenses to average net assets:
Before expense waiver and/or reimbursement	1.10%		1.05%	(4)	0.97%	0.94%		0.95%
After expense waiver and/or reimbursement	1.00%		1.00%		0.97%	0.94%		0.95%
Ratio of net investment income (loss) to average net assets:
Before expense waiver and/or reimbursement	(0.28)%		(0.18)%	(4)	0.05%	(0.21)%		(0.23)%
After expense waiver and/or reimbursement	(0.18)%		(0.13)%		0.05%	(0.21)%		(0.23)%
Portfolio turnover rate(3)	42%		50%		62%	60%		47%

(1)	Net investment income (loss) per share represents net investment income (loss) divided by the average shares outstanding throughout the period.
(2)	Net investment loss per share is calculated using the ending balance of undistributed net investment loss prior to considerations of adjustments for permanent book and tax differences.
(3)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(4)	The ratio has been adjusted from the previously reported amount of 0.95% for the ratio of expenses to average net assets before expense waiver and/or reimbursement and (0.08%) for the ratio of net investment income (loss) to average net assets before expense waiver and/or reimbursement due to an immaterial error.

	LKCM Small Cap Equity Fund – Adviser Class

	Year Ended December 31, 2017		Year Ended December 31, 2016		Year Ended December 31, 2015	Year Ended December 31, 2014		Year Ended December 31, 2013
Net Asset Value – Beginning of Period	$17.76		$18.93		$23.11	$27.43		$22.07

Net investment loss	(0.08	)(1)	(0.07	)(1)	(0.05)	(0.12	)(1)	(0.13	)(2)
Net realized and unrealized gain (loss) on investments	3.06		1.79		(1.23)	(0.75)		7.81

Total from investment operations	2.98		1.72		(1.28)	(0.87)		7.68

Distributions from net realized gains	(3.61)		(2.89)		(2.90)	(3.45)		(2.32)

Net Asset Value – End of Period	$17.13		$17.76		$18.93	$23.11		$27.43

Total Return	16.70%		8.99%		-5.81%	-3.35%		34.81%

Ratios and Supplemental Data:
Net assets, end of period (thousands)	$524		$1,425		$8,598	$14,665		$41,153
Ratio of expenses to average net assets:
Before expense waiver and/or reimbursement	1.35%		1.30%	(4)	1.22%	1.19%		1.20%
After expense waiver and/or reimbursement	1.25%		1.25%		1.22%	1.19%		1.20%
Ratio of net investment loss to average net assets:
Before expense waiver and/or reimbursement	(0.53)%		(0.43)%	(4)	(0.20)%	(0.46)%		(0.48)%
After expense waiver and/or reimbursement	(0.43)%		(0.38)%		(0.20)%	(0.46)%		(0.48)%
Portfolio turnover rate(3)	42%		50%		62%	60%		47%

(1)	Net investment loss per share represents net investment income (loss) divided by the average shares outstanding throughout the period.
(2)	Net investment loss per share is calculated using the ending balance of undistributed net investment loss prior to considerations of adjustments for permanent book and tax differences.
(3)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(4)	The ratio has been adjusted from the previously reported amount of 1.20% for the ratio of expenses to average net assets before expense waiver and/or reimbursement and (0.33%) for the ratio of net investment income (loss) to average net assets before expense waiver and/or reimbursement due to an immaterial error.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING

	LKCM Small-Mid Cap Equity Fund

	Year Ended December 31, 2017		Year Ended December 31, 2016		Year Ended December 31, 2015		Year Ended December 31, 2014		Year Ended December 31, 2013
Net Asset Value – Beginning of Period	$9.56		$11.15		$12.10		$12.97		$9.68

Net investment loss	(0.01	)(1)	(0.05	)(1)	(0.06	)(2)	(0.08	)(1)	(0.06	)(2)
Net realized and unrealized gain (loss) on investments	2.32		0.19		(0.10)		(0.48)		3.35

Total from investment operations	2.31		0.14		(0.16)		(0.56)		3.29

Distributions from net realized gains	(1.27)		(1.73)		(0.79)		(0.31)		—

Net Asset Value – End of Period	$10.60		$9.56		$11.15		$12.10		$12.97

Total Return	24.13%		1.17%		-1.41%		-4.39%		33.99%

Ratios and Supplemental Data:
Net assets, end of period (thousands)	$19,378		$20,419		$331,954		$391,668		$366,423
Ratio of expenses to average net assets:
Before expense waiver and/or reimbursement	1.76%		1.23%		1.14%		1.20%		1.18%
After expense waiver and/or reimbursement	1.00%		1.00%		1.00%		1.00%		1.00%
Ratio of net investment loss to average net assets:
Before expense waiver and/or reimbursement	(0.94)%		(0.68)%		(0.63)%		(0.82)%		(0.77)%
After expense waiver and/or reimbursement	(0.18)%		(0.45)%		(0.49)%		(0.62)%		(0.59)%
Portfolio turnover rate	63%		80%		70%		72%		49%

(1)	Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the period.
(2)	Net investment loss per share is calculated using the ending balance of undistributed net investment loss prior to considerations of adjustments for permanent book and tax differences.

	LKCM Equity Fund

	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013(1)
Net Asset Value – Beginning of Period	$22.42	$21.40	$22.81	$22.44	$17.62

Net investment income	0.17	0.19 (2)	0.18 (2)	0.17 (3)	0.14 (2)
Net realized and unrealized gain (loss) on investments	4.69	2.32	(0.98)	1.28	5.27

Total from investment operations	4.86	2.51	(0.80)	1.45	5.41

Dividends from net investment income	(0.17)	(0.20)	(0.20)	(0.16)	(0.12)
Distributions from net realized gains	(1.09)	(1.29)	(0.41)	(0.92)	(0.47)

Total dividends and distributions	(1.26)	(1.49)	(0.61)	(1.08)	(0.59)

Net Asset Value – End of Period	$26.02	$22.42	$21.40	$22.81	$22.44

Total Return	21.69%	11.66%	-3.54%	6.40%	30.74%

Ratios and Supplemental Data:
Net assets, end of period (thousands)	$340,601	$286,508	$281,200	$333,692	$323,932
Ratio of expenses to average net assets:
Before expense waiver and/or reimbursement	0.99%	0.98%	0.93%	0.92%	0.93%
After expense waiver and/or reimbursement	0.80%	0.80%	0.80%	0.80%	0.80%
Ratio of net investment income to average net assets:
Before expense waiver and/or reimbursement	0.50%	0.69%	0.68%	0.59%	0.53%
After expense waiver and/or reimbursement	0.69%	0.87%	0.81%	0.71%	0.66%
Portfolio turnover rate	11%	16%	13%	14%	17%

(1)	On May 10, 2013, the Armstrong Fund was reorganized into the LKCM Equity Fund. Activity after May 10, 2013 reflects the Funds’ combined operations.
(2)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.
(3)	Net investment income per share is calculated using the ending balance of undistributed net investment income prior to considerations of adjustments for permanent book and tax differences.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING

	LKCM Balanced Fund

	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015		Year Ended December 31, 2014	Year Ended December 31, 2013
Net Asset Value – Beginning of Period	$20.46	$19.60	$20.10		$19.63	$16.11

Net investment income	0.20	0.20 (1)	0.19		0.24	0.17
Net realized and unrealized gain (loss) on investments	2.43	1.69	(0.00	)(2)	0.94	3.55

Total from investment operations	2.63	1.89	0.19		1.18	3.72

Dividends from net investment income	(0.20)	(0.18)	(0.19)		(0.24)	(0.17)
Distributions from net realized gains	(0.71)	(0.85)	(0.50)		(0.47)	(0.03)

Total dividends and distributions	(0.91)	(1.03)	(0.69)		(0.71)	(0.20)

Net Asset Value – End of Period	$22.18	$20.46	$19.60		$20.10	$19.63

Total Return	12.88%	9.70%	0.91%		5.99%	23.18%

Ratios and Supplemental Data:
Net assets, end of period (thousands)	$83,430	$63,192	$39,153		$37,028	$35,332
Ratio of expenses to average net assets:
Before expense waiver and/or reimbursement	1.02%	1.03%	1.02%		0.99%	1.04%
After expense waiver and/or reimbursement	0.80%	0.80%	0.80%		0.80%	0.80%
Ratio of net investment income to average net assets:
Before expense waiver and/or reimbursement	0.73%	0.73%	0.73%		1.02%	0.72%
After expense waiver and/or reimbursement	0.95%	0.96%	0.95%		1.21%	0.96%
Portfolio turnover rate	15%	16%	16%		20%	10%

(1)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.
(2)	Less than $(0.005).

	LKCM Fixed Income Fund

	Year Ended December 31, 2017	Year Ended December 31, 2016		Year Ended December 31, 2015		Year Ended December 31, 2014	Year Ended December 31, 2013
Net Asset Value – Beginning of Period	$10.67	$10.50		$10.82		$10.91	$11.23

Net investment income	0.21	0.23		0.25	(1)	0.22	0.27
Net realized and unrealized gain (loss) on investments	0.02	0.17		(0.28)		(0.03)	(0.26)

Total from investment operations	0.23	0.40		(0.03)		0.19	0.01

Dividends from net investment income	(0.21)	(0.23)		(0.26)		(0.22)	(0.27)
Distributions from net realized gains	(0.01)	(0.00	)(2)	(0.03)		(0.06)	(0.06)

Total dividends and distributions	(0.22)	(0.23)		(0.29)		(0.28)	(0.33)

Net Asset Value – End of Period	$10.68	$10.67		$10.50		$10.82	$10.91

Total Return	2.15%	3.83%		-0.27%		1.72%	0.07%

Ratios and Supplemental Data:
Net assets, end of period (thousands)	$248,976	$226,862		$198,841		$222,704	$221,104
Ratio of expenses to average net assets:
Before expense waiver and/or reimbursement	0.80%	0.78%		0.73%	(3)	0.70%	0.72%
After expense waiver and/or reimbursement	0.50%	0.50%		0.56%	(3)	0.65%	0.65%
Ratio of net investment income to average net assets:
Before expense waiver and/or reimbursement	1.66%	1.86%		2.18%	(3)	1.92%	2.34%
After expense waiver and/or reimbursement	1.96%	2.14%		2.35%	(3)	1.97%	2.41%
Portfolio turnover rate	28%	59%		29%		46%	30%

(1)	Net investment income per share represents net investment income divided by the average shares outstanding during the period.
(2)	Less than $(0.005).
(3)	Effective May 22, 2015, the Adviser contractually agreed to lower the expense cap for the Fund from 0.65% to 0.50% of the Fund’s average daily net assets.

The accompanying notes are an integral part of these financial statements.

LKCM FUNDS
NOTES TO THE FINANCIAL STATEMENTS

A.    Organization and Significant Accounting Policies:    LKCM Funds (the “Trust”) is registered under the Investment Company Act of 1940 (“1940 Act”) as an open-end, management investment company. The Trust was organized as a Delaware statutory trust on February 10, 1994 and consist of six diversified series as of December 31, 2017, five of which are presented herein and include the LKCM Small Cap Equity Fund, LKCM Small-Mid Cap Equity Fund, LKCM Equity Fund, LKCM Balanced Fund and LKCM Fixed Income Fund (collectively, the “Funds”). The assets of the Funds are invested in separate, independently managed portfolios. Investment operations of the Funds began on July 14, 1994 (LKCM Small Cap Equity Fund—Institutional Class Shares), January 3, 1996 (LKCM Equity Fund—Institutional Class Shares), December 30, 1997 (LKCM Balanced Fund and LKCM Fixed Income Fund), and May 2, 2011 (LKCM Small-Mid Cap Equity Fund—Institutional and Adviser Class Shares). The LKCM Small Cap Equity Fund and the LKCM Equity Fund created a second class of shares, Adviser Class Shares, and renamed the initial class as Institutional Class Shares on May 1, 2003. The LKCM Small Cap Equity Fund—Adviser Class Shares were initially sold on June 5, 2003 and are subject to expenses pursuant to the Rule 12b-1 plan described in Note B. The Adviser Class Shares of the LKCM Equity Fund and LKCM Small-Mid Cap Equity Fund have not yet commenced operations. Each Fund charges a 1% redemption fee for redemptions on Fund shares held for less than 30 days, unless otherwise determined by a Fund in its discretion.

The LKCM Small Cap Equity Fund seeks to maximize long-term capital appreciation by investing under normal circumstances at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of smaller companies (those with market capitalizations at the time of investment between $600 million and $4.5 billion) which Luther King Capital Management Corporation (the “Adviser”) believes are likely to have above-average growth in revenue and/or earnings and potential for above-average capital appreciation. The LKCM Small-Mid Cap Equity Fund seeks to maximize long-term capital appreciation by investing under normal circumstances at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of small-mid capitalization companies (those with market capitalizations at the time of investment between $1.25 billion and $10 billion) which the Adviser believes are likely to have above-average growth in revenue and/or earnings and potential for above average capital appreciation. The LKCM Equity Fund seeks to maximize long-term capital appreciation by investing under normal circumstances at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies which the Adviser believes are likely to have above-average growth in revenue and/or earnings, above-average returns on shareholders’ equity, potential for above-average capital appreciation and/or companies that the Adviser believes have attractive relative valuations. The LKCM Balanced Fund seeks current income and long-term capital appreciation by investing primarily in a portfolio of equity and fixed income securities with at least 25% of the Fund’s total assets invested in fixed income securities under normal circumstances. The LKCM Fixed Income Fund seeks current income by investing under normal circumstances at least 80% of its net assets (plus any borrowings for investment purposes) in a portfolio of investment grade corporate and U.S. government fixed income securities.

The following is a summary of significant accounting policies followed by the Funds in preparation of the financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946, Investment Companies.

1.    Security Valuation:    Equity securities listed or traded on a U.S. securities exchange for which market quotations are readily available are valued at the last quoted sale price on the exchange on which the security is primarily traded. Nasdaq Global Market securities are valued at the Nasdaq Official Closing Price (“NOCP”). Unlisted U.S. securities and listed U.S. securities not traded on a particular valuation date are valued at the mean of the most recent quoted bid and ask price on the relevant exchanges or markets. Equity securities listed on a foreign exchange for which market quotations are readily available are valued at the last quoted sales price on the exchange on which the security is primarily traded. Debt securities are normally valued at the mean of the closing bid and ask price and/or by using a combination of broker quotations or evaluated prices provided by an independent pricing service. Other assets and securities for which no market or broker quotations or evaluated prices are readily available (including restricted securities) are valued in good faith at fair value using guidelines approved by the Board of Trustees. The Board has adopted specific guidelines and procedures for valuing portfolio securities and delegated their implementation to the Adviser. The guidelines and procedures authorize the Adviser to make determinations regarding the fair value of a portfolio security and to report such determinations to the Board of Trustees. The Funds may use prices provided by independent pricing services to assist in the fair valuation of the Funds’ portfolio securities.

The Trust has adopted accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used in pricing the asset or liability. These standards state that “observable inputs” reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and “unobservable inputs” reflect an entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. These inputs are summarized in the three broad levels listed below.

Level 1	–	Quoted unadjusted prices for identical instruments in active markets to which the Trust has access at the date of measurement.
Level 2	–	Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.
Level 3	–	Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Trust’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. As of December 31, 2017, the Funds’ assets carried at fair value were classified as follows:

LKCM Small Cap Equity Fund
Description	Level 1	Level 2	Level 3	Total
Common Stocks	$201,560,754	$—	$—	$201,560,754
Money Market Fund	579,421	—	—	579,421

Total Investments*	$202,140,175	$—	$—	$202,140,175

LKCM Small-Mid Cap Equity Fund
Description	Level 1	Level 2	Level 3	Total
Common Stocks	$19,378,609	$—	$—	$19,378,609
Money Market Fund	56,384	—	—	56,384

Total Investments*	$19,434,993	$—	$—	$19,434,993

LKCM Equity Fund
Description	Level 1	Level 2	Level 3	Total
Common Stocks	$321,103,183	$—	$—	$321,103,183
Money Market Fund	18,734,415	—	—	18,734,415

Total Investments*	$339,837,598	$—	$—	$339,837,598

LKCM Balanced Fund
Description	Level 1	Level 2	Level 3	Total
Common Stocks	$55,798,967	$—	$—	$55,798,967
Corporate Bonds	—	24,342,579	—	24,342,579
Money Market Fund	1,606,121	—	—	1,606,121

Total Investments*	$57,405,088	$24,342,579	$—	$81,747,667

LKCM Fixed Income Fund
Description	Level 1	Level 2	Level 3	Total
Corporate Bonds	$—	$188,878,242	$—	$188,878,242
U.S. Government Sponsored Entities	—	34,642,685	—	34,642,685
U.S. Government Issues	—	21,380,181	—	21,380,181
Money Market Fund	2,340,220	—	—	2,340,220

Total Investments*	$2,340,220	$244,901,108	$—	$247,241,328

*	Additional information regarding the industry classifications of these investments is disclosed in the Schedule of Investments.

There were no transfers into or out of Level 1, Level 2 or Level 3 fair value measurements during the reporting period. Transfers between levels are recognized at the end of the reporting period.

2.    Federal Income Taxes:    The Funds have elected to be treated as “regulated investment companies” under Subchapter M of the Internal Revenue Code and each Fund intends to distribute all of its investment company net taxable income and net capital gains to shareholders. Therefore, no federal income tax provision is recorded.

3.    Distributions to Shareholders:    The LKCM Small Cap Equity Fund, LKCM Small-Mid Cap Equity Fund and LKCM Equity Fund generally intend to pay dividends and distribute net capital, if any, at least on an annual basis. The LKCM Balanced Fund and LKCM Fixed Income Fund generally intend to pay dividends on a quarterly basis and distribute net capital, if any, at least on an annual basis.

4.    Foreign Securities:    Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of U.S. issuers. These risks include devaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and securities of the U.S. government.

5.    Expense Allocation:    Expenses incurred by the Funds are allocated among the Funds based upon (i) relative average net assets, (ii) a specific identification basis as incurred, or (iii) evenly among the Funds, depending on the nature of the expense. Expenses that are directly attributable to a class of shares, such as Rule 12b-1 distribution fees, are charged to that class. For multi-class Funds, income, unrealized and realized gains/losses are generally allocated between each Fund’s classes in proportion to its respective net assets.

6.    Use of Estimates:    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

7.    Guarantees and Indemnifications:    In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims against the Funds that have not yet occurred. Based on experience, the Funds expect the risk of loss to be remote.

8.    Security Transactions and Investment Income:    Security and shareholder transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Dividend income and dividends and distributions to shareholders are recorded on the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable jurisdiction’s tax rules and rates. Interest income is recognized on the accrual basis. All discounts and premiums are amortized based on the effective interest method for tax and financial reporting purposes. The Funds may hold the securities of real estate investment trusts (“REITs”). Distributions from such investments may include income, capital gains and return of capital.

9.    Other:    Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share.

Accordingly, at December 31, 2017, reclassifications were recorded as follows:

	LKCM Small Cap Equity Fund	LKCM Small-Mid Cap Equity Fund	LKCM Equity Fund	LKCM Balanced Fund	LKCM Fixed Income Fund
Accumulated net investment income (loss)	$419,914	$36,019	$(103)	$—	$9,528
Accumulated net realized gain	(10,545,732)	(385,171)	(509,745)	(75,402)	(50,663)
Paid in capital	10,125,818	349,152	509,848	75,402	41,135

10.    Restricted and Illiquid Securities:    The Funds are permitted to invest in securities that are subject to legal or contractual restrictions on resale including investments considered by the Funds to be illiquid. Restricted securities generally may be resold in transactions exempt from registration. Illiquid investments are investments that cannot be sold or disposed of within seven days in the ordinary course of business at approximately the prices at which they are valued. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

11.    Recent Accounting Pronouncements:    In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the final rules was August 1, 2017. These updates have no impact on the Funds’ net assets or results of operations.

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2017-08 which changes the amortization period for a callable debt security from the maturity date to the earliest call date. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

B.    Investment Advisory and Other Agreements:    The Adviser serves as the investment adviser to the Funds under an Investment Advisory Agreement (the “Agreement”). The Adviser receives a fee, computed daily and payable quarterly, at the annual rates presented below as applied to each Fund’s average daily net assets. The Adviser has contractually agreed to waive all or a portion of its management fee and/or reimburse expenses of the Funds through May 1, 2018 in order to limit each Fund’s operating expenses to the annual cap rates presented below. This expense limitation excludes interest, taxes, brokerage commissions, indirect fees and expenses relating to investments in other investment companies, including money market funds, and extraordinary expenses. For the year ended December 31, 2017, the Adviser waived the following management fees to meet its expense cap obligations:

	LKCM Small Cap Equity Fund		LKCM Small-Mid Cap Equity Fund	LKCM Equity Fund	LKCM Balanced Fund	LKCM Fixed Income Fund
Annual Management Fee Rate	0.75%		0.75%	0.70%	0.65%	0.50%
Annual Cap on Expenses	1.00%	(Inst.)	1.00%	0.80%	0.80%	0.50%
	1.25%	(Adviser)
Fees Waived in 2017	$232,179		$152,879	$600,128	$164,201	$715,269

U.S. Bancorp Fund Services, LLC serves as transfer agent and administrator for the Trust and serves as accounting services agent for the Trust. U.S. Bank, N.A. serves as custodian for the Funds.

Distribution services are performed pursuant to a distribution contract with Quasar Distributors, LLC, the Trust’s principal underwriter.

The Small Cap Equity Fund, Small-Mid Cap Equity Fund and Equity Fund have adopted a Rule 12b-1 plan under which the Adviser Class of each Fund may pay an annualized rate of up to 1.00% of its average daily net assets for distribution and other services. However, the Board of Trustees has currently only authorized an annualized fee of 0.25% of each Fund’s average daily net assets. For the year ended December 31, 2017, fees incurred by the Small Cap Equity Fund pursuant to the 12b-1 Plan were $2,580. The Adviser Class shares of the Equity Fund and the Small-Mid Cap Equity Fund have not yet commenced operations. The Funds have also adopted an Institutional Class Distribution Plan, under which each Fund may pay an annualized rate of up to 0.75% of its average daily net assets for distribution and other services. Currently, the Board of Trustees has not authorized payments under this plan and, as a result, the Funds currently neither accrue nor pay any fees under the plan.

C.    Fund Shares:    At December 31, 2017, there was an unlimited number of shares of beneficial interest, no par value, authorized. The following table summarizes the activity in shares of each Fund:

LKCM Small Cap Equity Fund
	Year Ended December 31, 2017		Year Ended December 31, 2016
	Institutional Class		Institutional Class
	Shares	Amount	Shares	Amount
Shares sold	598,963	$11,823,528	1,612,765	$30,288,236
Shares issued to shareholders in reinvestment of distributions	1,603,959	29,785,514	1,783,620	33,692,595
Shares redeemed	(6,263,343)	(124,254,603)	(17,051,055)	(342,725,953)
Redemption fee		405		1,460

Net decrease	(4,060,421)	$(82,645,156)	(13,654,670)	$(278,743,662)

Shares Outstanding:
Beginning of period	14,969,531		28,624,201

End of period	10,909,110		14,969,531

	Year Ended December 31, 2017		Year Ended December 31, 2016
	Adviser Class		Adviser Class
	Shares	Amount	Shares	Amount

Shares sold	10,948	$201,415	23,322	$430,731
Shares issued to shareholders in reinvestment of distributions	4,941	85,287	21,149	376,656
Shares redeemed	(65,546)	(1,247,757)	(418,403)	(7,446,581)
Redemption fee		38		—

Net decrease	(49,657)	$(961,017)	(373,932)	$(6,639,194)

Shares Outstanding:
Beginning of period	80,230		454,162

End of period	30,573		80,230

Total Net Decrease		$(83,606,173)		$(285,382,856)

LKCM Small-Mid Cap Equity Fund
	Year Ended December 31, 2017		Year Ended December 31, 2016
	Shares	Amount	Shares	Amount
Shares sold	41,018	$419,890	824,429	$8,405,928
Shares issued to shareholders in reinvestment of distributions	191,420	2,038,623	315,244	3,026,346
Shares redeemed	(538,797)	(5,643,282)	(28,784,437)	(284,328,924)
Redemption fee		—		300

Net decrease	(306,359)	$(3,184,769)	(27,644,764)	$(272,896,350)

Shares Outstanding:
Beginning of period	2,135,010		29,779,774

End of period	1,828,651		2,135,010

LKCM Equity Fund
	Year Ended December 31, 2017		Year Ended December 31, 2016
	Shares	Amount	Shares	Amount
Shares sold	1,035,601	$24,847,728	873,854	$19,663,219
Shares issued to shareholders in reinvestment of distributions	591,475	15,455,230	764,353	17,205,579
Shares redeemed	(1,315,094)	(32,528,607)	(1,999,145)	(42,641,469)
Redemption fee		9		74

Net increase (decrease)	311,982	$7,774,360	(360,938)	$(5,772,597)

Shares Outstanding:
Beginning of period	12,779,617		13,140,555

End of period	13,091,599		12,779,617

LKCM Balanced Fund
	Year Ended December 31, 2017		Year Ended December 31, 2016
	Shares	Amount	Shares	Amount
Shares sold	813,071	$17,440,089	1,299,893	$26,392,805
Shares issued to shareholders in reinvestment of distributions	140,839	3,117,892	139,950	2,865,400
Shares redeemed	(281,572)	(6,099,690)	(348,607)	(7,074,136)
Redemption fee		26		100

Net increase	672,338	$14,458,317	1,091,236	$22,184,169

Shares Outstanding:
Beginning of period	3,089,296		1,998,060

End of period	3,761,634		3,089,296

LKCM Fixed Income Fund
	Year Ended December 31, 2017		Year Ended December 31, 2016
	Shares	Amount	Shares	Amount
Shares sold	3,874,860	$41,668,069	3,283,450	$35,330,302
Shares issued to shareholders in reinvestment of distributions	444,230	4,756,374	405,849	4,366,386
Shares redeemed	(2,276,905)	(24,437,044)	(1,350,992)	(14,546,657)
Redemption fee		68		—

Net increase	2,042,185	$21,987,467	2,338,307	$25,150,031

Shares Outstanding:
Beginning of period	21,270,926		18,932,619

End of period	23,313,111		21,270,926

D.    Security Transactions:    Purchases and sales of investment securities, other than short-term investments, for the year ended December 31, 2017 were as follows:

	Purchases		Sales
	U.S. Government	Other	U.S. Government	Other
LKCM Small Cap Equity Fund	$—	$96,564,321	$—	$214,989,216
LKCM Small-Mid Cap Equity Fund	—	12,255,095	—	17,573,270
LKCM Equity Fund	—	31,824,768	—	45,347,224
LKCM Balanced Fund	—	21,279,050	—	10,562,678
LKCM Fixed Income Fund	29,684,114	58,179,971	39,606,947	25,281,092

E.    Tax Information:    At December 31, 2017, the components of accumulated earnings (losses) on a tax basis were as follows:

	LKCM Small Cap Equity Fund	LKCM Small-Mid Cap Equity Fund	LKCM Equity Fund	LKCM Balanced Fund	LKCM Fixed Income Fund
Cost of Investments	$135,215,294	$13,915,408	$198,377,443	$63,909,700	$246,969,274

Gross Unrealized Appreciation	$67,581,337	$5,524,827	$143,554,392	$18,605,086	$1,983,819
Gross Unrealized Depreciation	(656,456)	(5,242)	(2,094,237)	(767,119)	(1,711,765)

Net Unrealized Appreciation	$66,924,881	$5,519,585	$141,460,155	$17,837,967	$272,054

Undistributed Ordinary Income	—	—	6,125	6,439	—
Undistributed Long-Term Capital Gain	—	193,937	2,432	—	—

Total Distributable Earnings	$—	$193,937	$8,557	$6,439	$—

Other Accumulated Losses	$—	$(696)	$(25,285)	$—	$—

Total Accumulated Gains	$66,924,881	$5,712,826	$141,443,427	$17,844,406	$272,054

The difference between book-basis and tax-basis unrealized appreciation, if any, is attributable primarily to the tax deferral of losses on wash sales.

To the extent the Funds realize future net capital gains, taxable distributions will be reduced by any unused capital loss carryforwards as permitted by the Internal Revenue Code. The Funds currently have no capital loss carryforwards.

At December 31, 2017, the LKCM Equity Fund deferred, on a tax basis, post-October capital losses of $25,285.

The tax components of dividends paid during the periods shown below were as follows:

	Year Ended December 31, 2017		Year Ended December 31, 2016
	Ordinary Income	Long-Term Capital Gains	Ordinary Income	Long-Term Capital Gains
LKCM Small Cap Equity Fund	$424,898	$33,620,668	$—	$38,668,534
LKCM Small-Mid Cap Equity Fund	—	2,141,026	—	3,253,405
LKCM Equity Fund	2,564,467	13,299,140	2,355,272	15,387,855
LKCM Balanced Fund	700,479	2,524,332	477,045	2,493,726
LKCM Fixed Income Fund	4,758,543	185,521	4,624,444	54,877

The Funds designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for the tax years ended December 31, 2017 and 2016. The Funds designated earnings and profits distributed to shareholders upon the redemption of shares during 2017 and 2016 in determining undistributed net capital gains as of December 31, 2017 and 2016.

The Trust has adopted financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The Trust has reviewed all open tax years and major jurisdictions and concluded that there is no impact on the Funds’ financial position or results of operations. Tax years that remain open to examination by major tax jurisdictions include tax years ended December 31, 2014 through December 31, 2017. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on tax returns as of December 31, 2017. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. If applicable, the Funds would recognize interest accrued related to unrecognized tax benefits in “interest expense” and penalties in “other expense” on the statement of operations.

F.    Subsequent Events:    In preparing these financial statements, the Trust has evaluated events after December 31, 2017 and determined that there were no significant subsequent events that would require adjustment to or additional disclosure in these financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the shareholders and Board of Trustees of LKCM Funds

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of LKCM Funds (the “Funds”) comprising the LKCM Small Cap Equity Fund, LKCM Equity Fund, LKCM Balanced Fund, LKCM Fixed Income Fund, and LKCM Small-Mid Cap Equity Fund, including the schedules of investments, as of December 31, 2017, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the portfolios constituting the LKCM Funds as of December 31, 2017, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

Milwaukee, Wisconsin

February 27, 2018

We have served as the auditor of one or more LKCM Funds since 2007.

LKCM FUNDS
ADDITIONAL INFORMATION
December 31, 2017

Availability of Proxy Voting Information:    A description of the policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities, as well as information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available without charge, upon request, by calling toll-free 1-800-688-LKCM or on the SEC website at http://www.sec.gov.

The actual voting records relating to portfolio securities during the twelve month period ended June 30 (as filed with the SEC on Form N-PX) are available without charge, upon request, by calling the Funds toll free at 1-800-688-LKCM or by accessing the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedule:    The Funds are required to file complete schedules of portfolio holdings with the SEC for the first and third fiscal quarters on Form N-Q. Once filed, the Funds’ Form N-Q is available without charge upon request on the SEC’s website (http://www.sec.gov) and is also available by calling 1-800-688-LKCM. You can also review and copy the Funds’ Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

Information about the Funds’ Trustees and Officers:

The business and affairs of the Funds are managed under the direction of the Funds’ Board of Trustees. Information pertaining to the Trustees of the Funds is set forth below. The Statement of Additional Information includes additional information about the Funds’ Trustees and officers and is available, without charge, upon request by calling 1-800-688-LKCM.

Name, Address and Age	Position(s) Held with the Trust	Term of Office & Length of Time Served(1)	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Disinterested Trustees:
H. Kirk Downey 301 Commerce Street Suite 1600 Fort Worth, TX 76102 Year of Birth: 1942	Chairman of the Board of Trustees Trustee	Since 2005 Since 1994	President and CEO, Texas Systems, LLC and CEO, Texas learning systems LLC since 1999 (education companies); Dean, M.J. Neeley School of Business, Texas Christian University Business School from 1987 to 1999.	6	AZZ Incorporated
Earle A. Shields, Jr. 301 Commerce Street Suite 1600 Fort Worth, TX 76102 Year of Birth: 1920	Trustee	Since 1994	Consultant; formerly Consultant for NASDAQ Corp. and Vice President, Merrill Lynch & Co., Inc.	6	None
Richard J. Howell 301 Commerce Street Suite 1600 Fort Worth, TX 76102 Year of Birth: 1942	Trustee Chairman of the Audit and Compliance Committee	Since 2005 Since 2008	CPA; Adjunct Faculty at SMU Cox School of Business from 2004 to 2009; Consulting Services, since 2002; Audit Partner, Arthur Andersen LLP from 1974 to 2002.	6	Red Robin Gourmet Burgers, Inc.
Larry J. Lockwood 301 Commerce Street Suite 1600 Fort Worth, TX 76102 Year of Birth: 1953	Trustee	Since 2013	C.R. Williams Professor of Finance, Stan Block Endowed Chair in Finance, Department of Finance, Neeley School of Business, Texas Christian University since 1994.	6	None
Interested Trustees:
J. Luther King, Jr.(2) 301 Commerce Street Suite 1600 Fort Worth, TX 76102 Year of Birth: 1940	Trustee, President and Chief Executive Officer	Since 1994	Chairman, President and Director, Luther King Capital Management Corporation since 1979.	6	Tyler Technologies, Inc.
Steve R. Purvis(2) 301 Commerce Street Suite 1600 Fort Worth, TX 76102 Year of Birth: 1964	Trustee Vice President	Since 2013 Since 2000	Principal, Luther King Capital Management Corporation since 2004, Vice President and Portfolio Manager Luther King Capital Management Corporation since 1996.	6	AZZ Incorporated

(1)	Each Trustee holds office during the lifetime of the Trust until that individual resigns, retires or is otherwise removed or replaced.
(2)	Messrs. King and Purvis are each considered an “interested person” of the Trust (as defined in the 1940 Act) because of their affiliation with the Adviser.

Information about the Funds’ Trustees and Officers, Continued

Name, Address and Age	Position(s) Held with the Trust	Term of Office & Length of Time Served	Principal Occupation During Past Five Years
Principal Officers:
J. Luther King, Jr.(1) 301 Commerce Street Suite 1600 Fort Worth, TX 76102 Year of Birth: 1940	Trustee, President and Chief Executive Officer	Since 1994	Chairman, President and Director, Luther King Capital Management Corporation since 1979.
Steven R. Purvis(1) 301 Commerce Street Suite 1600 Fort Worth, TX 76102 Year of Birth: 1964	Trustee Vice President	Since 2013 Since 2000	Principal, Luther King Capital Management Corporation since 2004, Vice President and Portfolio Manager, Luther King Capital Management Corporation since 1996.
Paul W. Greenwell 301 Commerce Street Suite 1600 Fort Worth, TX 76102 Year of Birth: 1950	Vice President	Since 1996	Principal, Luther King Capital Management Corporation since 1986, Vice President and Portfolio Manager, Luther King Capital Management Corporation since 1983.
Richard Lenart 301 Commerce Street Suite 1600 Fort Worth, TX 76102 Year of Birth: 1966	Secretary and Treasurer	Since 2006	Luther King Capital Management Corporation since 2005.
Jacob D. Smith 301 Commerce Street Suite 1600 Fort Worth, TX 76102 Year of Birth: 1974	Chief Financial Officer Chief Compliance Officer	Since 2010 Since 2006	General Counsel and Chief Compliance Officer, Luther King Capital Management Corporation since 2006; Principal, Luther King Capital Management Corporation since 2013.

(1)	Messrs. King and Purvis are each considered an “interested person” of the Trust (as defined in the 1940 Act) because of their affiliation with the Adviser.

LKCM FUNDS

PRIVACY NOTICE

Our Commitment to Your Privacy

At LKCM Funds, we are committed to safeguarding the confidentiality and privacy of nonpublic personal information about our current and former shareholders. This privacy notice describes the policies and procedures we have implemented to protect the privacy of your nonpublic personal information as well as the sources through which we may obtain nonpublic personal information about you.

How We Protect Your Nonpublic Personal Information

Protecting your nonpublic personal information is an important priority at LKCM Funds. Accordingly, we have implemented policies and procedures designed to safeguard your nonpublic personal information, such as your tax identification number, account and investment history, account numbers, account balances and nonpublic contact information, from unauthorized access. Pursuant to these policies and procedures, we maintain various physical, technological, and administrative safeguards to protect the security and confidentiality of your nonpublic personal information, and we adapt these safeguards to respond to evolving technological and other standards.

We do not disclose nonpublic personal information about you to outside firms, organizations or individuals except as authorized by you or your representatives or as required or permitted by law. We may disclose nonpublic personal information about you to nonaffiliated third parties, such as custodians, brokers, auditors, accountants, and systems and administrative service providers, in connection with the services we provide to you or on your behalf. When we provide nonpublic personal information about you to nonaffiliated third parties for these purposes, we expect them to safeguard your nonpublic personal information, use your nonpublic personal information only for the intended purposes and otherwise abide by applicable law.

How We Obtain Your Nonpublic Personal Information

We collect nonpublic personal information about you from various sources, including documents, new account applications and other information that you or your representatives, custodians, attorneys, accountants or similar parties provide to us, communications that we have with you or your representatives, custodians, attorneys, accountants or similar parties, and documents and other information related to your accounts or investment experience with us.

Please do not hesitate to contact Jacob D. Smith, our Chief Compliance Officer, if you have any questions regarding the measures we have implemented to protect the privacy of your nonpublic personal information.

U.S. Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, WI 53201-0701

LKCM FUNDS

P.O. Box 701

Milwaukee, WI 53201-0701

Officers and Trustees
J. Luther King, Jr., CFA, CIC	H. Kirk Downey	Larry J. Lockwood
Trustee, President and Chief Executive Officer	Chairman of the Board	Trustee

Paul W. Greenwell	Richard J. Howell	Richard Lenart
Vice President	Trustee	Secretary & Treasurer

Steven R. Purvis, CFA	Earle A. Shields, Jr.	Jacob D. Smith
Trustee, Vice President	Trustee	Chief Financial Officer
Chief Compliance Officer
Investment Adviser
Luther King Capital Management Corporation
301 Commerce Street, Suite 1600
Fort Worth, TX 76102
Administrator, Transfer Agent, Dividend Paying Agent & Shareholder Servicing Agent
U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701
Custodian
U.S. Bank, N.A.
1555 N. River Center Drive, Suite 302
Milwaukee, WI 53212
Independent Registered Public Accounting Firm
Deloitte & Touche LLP
555 E. Wells St., Suite 1400
Milwaukee, WI 53202
Distributor
Quasar Distributors, LLC
777 East Wisconsin Avenue, Floor 6
Milwaukee, WI 53202

LKCM Aquinas Catholic Equity Fund

Annual Report

December 31, 2017

Dear Fellow Shareholders:

We report the following performance information for the LKCM Aquinas Catholic Equity Fund for the indicated periods ended December 31, 2017:

Funds	Inception Dates	NAV @ 12/31/17	Net Expense Ratio*, **	Gross Expense Ratio**	One Year Total Return Ended 12/31/17	Five Year Average Annualized Return Ended 12/31/17	Ten Year Average Annualized Return Ended 12/31/17	Avg. Annual Total Return Since Incept.***

LKCM Aquinas Catholic Equity Fund(1)	7/11/05	$17.19	1.00%	1.44%	20.79%	11.92%	6.79%	7.59%
S&P 500® Index(2)					21.83%	15.79%	8.50%	8.81%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-423-6369. The Fund imposes a 1.00% redemption fee on shares held less than 30 days. If reflected, the fee would reduce performance shown.

*	Luther King Capital Management Corporation, the Fund’s investment adviser, has contractually agreed to waive all or a portion of its management fee and/or reimburse expenses of the Fund to maintain the expense ratio designated in the Fund’s current prospectus through May 1, 2018. This expense limitation excludes interest, taxes, brokerage commissions, indirect fees and expenses relating to investments in other investment companies, including money market funds, and extraordinary expenses. Investment performance reflects fee waivers, if any, in effect during the relevant period. In the absence of such waivers, total return would be reduced. Investment performance is based upon the net expense ratio. LKCM waived management fees and/or reimbursed expenses for the Fund during the fiscal year ended December 31, 2017.
**	Expense ratios above are as of May 1, 2017, as reported in the Fund’s current prospectus. Expense ratios reported for other periods in the financial highlights of this report may differ.
***	The assets of the Aquinas Value Fund, Aquinas Growth Fund and Aquinas Small-Cap Fund were acquired by the LKCM Aquinas Value Fund, LKCM Aquinas Growth Fund and LKCM Aquinas Small Cap Fund, respectively, on July 11, 2005. Due to the change in adviser and investment technique, performance is being quoted for the period after the merger. As further described below, the LKCM Aquinas Small Cap Fund and LKCM Aquinas Growth Fund were reorganized into the LKCM Aquinas Value Fund effective upon the close of business on July 29, 2016, after which the LKCM Aquinas Value Fund’s name, investment strategies and expenses changed to those of the LKCM Aquinas Catholic Equity Fund. The performance shown prior to August 1, 2016 is that of the LKCM Aquinas Value Fund.
(1)	Effective upon the close of business on July 29, 2016, the LKCM Aquinas Small Cap Fund and the LKCM Aquinas Growth Fund reorganized into the LKCM Aquinas Value Fund (the “Reorganizations”). Immediately after the Reorganizations were completed, the LKCM Aquinas Value Fund changed its name to the LKCM Aquinas Catholic Equity Fund and its investment strategies and expenses, including the expense limitation agreement, changed to the investment strategies and expenses, including the expense limitation agreement, of the LKCM Aquinas Catholic Equity Fund. The Fund’s performance prior to August 1, 2016 reflects the Fund’s prior investment strategies.
(2)	The S&P 500® Index is an unmanaged capitalization-weighted index of 500 selected stocks that is generally considered representative of the performance of large capitalization companies in the U.S. stock market.

Note: The indices defined above are not available for direct investment and the index performance therefore does not include fees, expenses or taxes.

2017 Review

A year ago investors were attempting to understand the implications of President-elect Donald Trump’s agenda of tax reform, lighter regulation, and infrastructure spending to spur economic growth and create jobs. Initial investor optimism eroded in March as the failure to repeal and replace Obamacare, a Republican-controlled Congress’ multi-year objective, cast doubt on the potential for the White House to accomplish other legislative agenda items, chiefly tax reform. Despite the legislative set back, three interest rate hikes by the Federal Reserve Board, and trade policy concerns, healthy corporate profit growth following two years of stagnation propelled the equity market to a record high in 2017. The S&P 500® Index rose 21.83% for the year ended December 31, 2017, driven by higher earnings growth and expanded earnings multiples. The market advance was broad-based and persistent. Nine of the eleven equity market sectors recorded a positive return for the year, led by the Information Technology sector. In addition, the S&P 500® Index rose during each month of the year – a first for the index. We believe the strong equity market performance reflected the continued improvement of economic data, particularly related to manufacturing, housing, and jobs.

Despite significant strength in broad equity market indices over the past year, we believe equity market internals were less impressive. First, the S&P 500® Index, which is market-capitalization weighted, outperformed the S&P 500® Equal Weight Index, an equal-weighted version of the S&P 500® Index, by 2.9% during the year. We believe this market characteristic is often associated with undistinguished market performance. Second, the performance of small capitalization stocks, as measured by the Russell 2000® Index, trailed the S&P 500® Index, which is generally comprised of large capitalization stocks, by approximately 7.2% for the year. We believe the performance of the equity market in 2017 was also remarkable for its lack of daily volatility. There were only seven trading days in 2017 when the S&P 500® Index changed by greater than 1% but less than 2%. Moreover, the last year in which the equity markets, as measured by the S&P 500® Index, recorded no daily moves greater than 2% was 2005.

Turning to interest rates, after a roller-coaster year the yield on the 10-Year Treasury closed 2017 at 2.41%, a mere 0.04% less than where the yield began the year. The peak in yield on the 10-Year Treasury during 2017 of 2.63% occurred in March, two days prior to the third interest rate increase by the Federal Reserve Board for this tightening cycle. It appeared that jobs data was improving and investors began

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discounting the potential for rising inflation and further interest rate hikes by the Federal Reserve Board. The peak in the 10-Year Treasury yield coincided with investor concern regarding the White House agenda following the failure of Congress and the Administration to revamp health care regulation. In addition, geopolitical tension with regard to Syria and North Korea was rising and the U.S. dollar continued to weaken. On the heels of the 0.25% interest rate increase by the Federal Reserve Board in March, the Federal Reserve Board raised rates an additional 0.25% in June and December. The short end of the yield curve rose dramatically, partially in reaction to an increased pace of interest rate hikes. The yield on the 2-Year Treasury reached a nine-year high by late October and finished the year yielding 1.89%. The result was a dramatic flattening of the yield curve, or the difference in yields between the 2-Year Treasury and the 10-Year Treasury. In our view, a flattening of the yield curve has historically been viewed as a harbinger of slowing economic growth and rising recession risk. We believe that this traditional reading of a flattening yield curve is less applicable in today’s environment where long yields are weighed down by ultra-low global bond yields, particularly in the Eurozone. Finally, due to the sharp rise in the 2-Year Treasury yield during 2017 we believe it is competitive with the dividend yield on the S&P 500® Index for the first time since 2008.

In our view, the current expansion is likely to continue as fiscal stimulus in the form of lower tax rates and the probability of infrastructure spending should propel economic growth into the second half of 2019. We believe if the economy were to post two consecutive quarters of economic contraction, it would likely be the result of overly tight monetary policy or the ever possible exogenous shock to the economy caused by a geopolitical event. We believe such risks are unlikely to occur, but the possibility remains. We believe it is much more likely that the Federal Reserve Board accelerates its pace of interest rate hikes in 2018 in response to rising inflation.

2018 Outlook

The prior year ended with passage of the most sweeping tax reform legislation in over 30 years. We believe the permanent reduction in the corporate tax rate to 21% from the highest 35% bracket will have significant, though uneven, implications for corporations. We are mindful of a corporation’s effective tax rate, which represents the amount corporations actually pay in taxes as a share of their pre-tax income. Historically, the effective tax rate could be materially less than the highest statutory tax rate of 35%. This paradox was especially true of multinational companies owing to the peculiar nature of our nation’s approach to the taxation of foreign earnings of domestic companies.

We believe the reduction in the corporate tax rate is a clear near-term tailwind for corporate earnings and we have upgraded our outlook for the equity market in 2018. We also believe it would be unusual for the equity market to decline during a year in which we anticipate corporate profits to rise at a mid-teen growth rate. While optimistic about the prospects for economic growth and the equity market, we believe the timing of the tax cuts paradoxically increases the risk of shortening the current business cycle. In the past, Congress has used tax cuts to revive economic growth following recessions. The recent tax cut, in contrast, arrives in year nine of economic growth and amidst what we believe are clear signs of strengthening manufacturing, better housing data, tightening labor conditions, rising energy prices, and a falling U.S. dollar. We believe real economic growth should accelerate from the 2% level recorded in recent years to closer to 3% for 2018. Such a move could ignite inflationary pressures thereby prompting the Federal Reserve Board to quicken its pace of interest rate hikes and bring about the familiar close of a business cycle through an overtightening of monetary policy. We believe inflationary readings will be key data to monitor in 2018 for signs the Federal Reserve may accelerate monetary tightening.

We anticipate that Gross Domestic Product, or GDP, growth will accelerate in 2018 driven in part by higher personal consumption, which represents almost 70% of GDP. We believe most workers should see an increase in their payroll check this year because of the new tax legislation. This incremental consumer income is arriving at a time when the personal savings rate of 2.9% of personal disposable income is near a decade low level. Americans were saving an average of 6.0% of personal disposable income as recently as the fourth quarter of 2015. We believe real GDP growth could potentially rise to 3% for 2018 and corporate profits could grow between 15% and 18% year-over-year, which would indicate the economy is set to receive a near-term dose of fiscal stimulus. We believe it would be unusual for equity prices to perform poorly against this economic backdrop although we would not be surprised if the equity market retraced 5% to 10%, or greater, at some point within the next year as we believe the equity market is historically overdue for a correction.

LKCM Aquinas Catholic Equity Fund

The LKCM Aquinas Catholic Fund advanced 20.79% for the year ended December 31, 2017 compared to the 21.83% return for the Fund’s benchmark, the S&P 500® Index. The Fund finished the year very strong with an 8.40% return for the fourth quarter of 2017, well above the S&P 500® Index return of 6.64% for the quarter. The Fund benefited from solid sector allocation decisions throughout the year relative to the benchmark, which was offset slightly by stock selection decisions relative to the benchmark. For 2017, the Fund’s relative performance benefited from an overweight position in the Information Technology and Materials sectors and an underweight position in the Real Estate, Telecom, Utilities, and Consumer Staples sectors, while the Fund’s overweight position in the Energy sector detracted from relative performance. Stock selection in the Industrials and Energy sectors contributed to the Fund’s relative performance, while stock selection in the Financials and Consumer Discretionary sectors detracted from the Fund’s relative performance.

The equity market trended higher as the year progressed, following the expectation of an improving economy with strong earnings gains as evidenced by the outperformance of the highly economically sensitive Information Technology and Materials sectors and the limited positive performance from the Consumer Staples, Telecom and Utilities sectors. We believe our emphasis on companies that pay higher effective tax rates, and which should therefore benefit from the passing of the recent tax legislation, also proved beneficial to the Fund’s performance.

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Entering 2018, we believe the Fund is well-positioned given its intended emphasis on companies that have financial flexibility resulting from solid balance sheets and which we believe should benefit from an improved operating environment expected from the anticipated economic lift resulting from the recent tax legislation. We believe that many of the Fund’s portfolio holdings should also benefit from the repatriation of cash formerly held overseas in response to the recent tax legislation.

Our outlook is for continued global growth, which we believe will drive strong corporate earnings, likely higher interest rate levels, and possibly increased inflation. We expect that anticipated corporate earnings increases will likely offset any compression in price-earnings multiples. In the event corporate earnings gains do not develop as we expect or inflation causes interest rates to increase more than we expect, we believe the stock market advance may pause or even reverse somewhat pending more clarity around economic growth.

J. Luther King, Jr., CFA, CIC

February 3, 2018

The information provided herein represents the opinion of J. Luther King, Jr., CFA, CIC and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

Please refer to the Schedule of Investments found on pages 9-10 of the report for more information on Fund holdings. Fund holdings and sector allocations are subject to change and are not recommendations to buy or sell any securities.

Mutual fund investing involves risk. Principal loss is possible. Past performance is not a guarantee of future results. Small and medium capitalization funds typically carry additional risks, since smaller companies generally have a higher risk of failure, and, historically, their stocks have experienced a greater degree of market volatility than stocks on average. These risks are discussed in the Fund’s summary and statutory prospectuses. Since the Fund practices socially responsible investing within the framework provided by the United States Conference of Catholic Bishop’s Socially Responsible Investing Guidelines, the Fund may forego a profitable investment opportunity or sell a security when it may be disadvantageous to do so.

Price/earnings ratio is the market price of a company share divided by the earnings per share of the company.

Dividend yield is a dividend expressed as a percentage of current share price.

The Russell 2000® Index is an unmanaged index consisting of the 2,000 smallest companies in the Russell 3000® Index.

The S&P 500® Equal Weight Index is the equal-weight version of the S&P 500® Index. It has the same constituents as the capitalization weighted S&P 500® Index, but each company is allocated a fixed weight of 0.2 percent quarterly.

Must be preceded or accompanied by a prospectus.

Quasar Distributors, LLC, distributor.

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PERFORMANCE:

The following information illustrates the historical performance of LKCM Aquinas Catholic Equity Fund as of December 31, 2017 compared to the Fund’s benchmark and peer group indices.

Performance data quoted represents past performance; past performance does not guarantee future results. The graph and table reflect the reinvestment of dividends and other distributions, if any, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-423-6369. Returns would have been lower if LKCM had not waived a portion of its management fee and/or reimbursed certain expenses of the Fund. Please see Note B to the Notes to the Financial Statements for specific information regarding management fee waiver and/or expense reimbursement arrangements for the Fund.

An index is an unmanaged portfolio and does not trade or incur any expenses. The Lipper Large-Cap Core Funds Index, however, does reflect the fees and expenses borne by the Funds included in that index. One can not invest in an unmanaged index.

AVERAGE ANNUAL TOTAL RETURN (Periods Ended December 31, 2017)(1)

	Past 1 Year	Past 5 Years(2)	Past 10 Years(2)	Since Inception(2)(3)
LKCM Aquinas Catholic Equity Fund	20.79%	11.92%	6.79%	7.59%
S&P 500® Index	21.83%	15.79%	8.50%	8.81%
Lipper Large-Cap Core Funds Index	20.90%	14.63%	7.58%	8.22%
(1)	Effective upon the close of business on July 29, 2016, the LKCM Aquinas Small Cap Fund and the LKCM Aquinas Growth Fund reorganized into the LKCM Aquinas Value Fund (the “Reorganizations”). At the time the Reorganizations were completed, the LKCM Aquinas Value Fund changed its name to the LKCM Aquinas Catholic Equity Fund (“Equity Fund”) and its investment strategies and expenses, including the expense limitation agreement, changed to the investment strategies and expenses, including the expense limitation agreement, of the Equity Fund. The Fund’s performance prior to August 1, 2016 reflects the Fund’s prior investment strategies.
(2)	Annualized.
(3)	The assets of the Aquinas Value Fund, Aquinas Growth Fund and Aquinas Small-Cap Fund were acquired by the LKCM Aquinas Value Fund, LKCM Aquinas Growth Fund and LKCM Aquinas Small Cap Fund, respectively, on July 11, 2005. At the time of the reorganization, the Adviser also changed from Aquinas Investment Advisers, Inc. to Luther King Capital Management Corporation. Due to the change in adviser and investment technique, performance is being quoted for the period after the merger. As stated above, the LKCM Aquinas Growth Fund and LKCM Aquinas Small-Cap Fund were reorganized into the LKCM Aquinas Value Fund effective upon the close of business on July 29, 2016, after which the LKCM Aquinas Value Fund’s name, investment strategies and expenses changed to those of the Equity Fund. The performance shown prior to August 1, 2016, is that of the LKCM Aquinas Value Fund.

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A HYPOTHETICAL $10,000 INVESTMENT IN LKCM AQUINAS CATHOLIC EQUITY FUND

(for the ten years ended December 31, 2017)

The S&P 500® Index is an unmanaged capitalization-weighted index of 500 selected stocks that is generally considered representative of the performance of large capitalization companies in the U.S. stock market.

The Lipper Large-Cap Core Funds Index is an unmanaged index generally considered representative of large cap core mutual funds tracked by Lipper, Inc.

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LKCM Aquinas Catholic Equity Fund Expense Example — December 31, 2017

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (7/1/17 - 12/31/17).

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Although the Fund charges no sales load, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, currently a $15 fee is charged by the Fund’s transfer agent. You will be charged a redemption fee equal to 1.00% of the net amount of the redemption if you redeem your shares of the Fund within 30 days of purchase, unless otherwise determined by the Fund in its discretion. To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example below. The example below includes management fees, registration fees and other expenses. However, the example below does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles.

HYPOTHETICAL EXAMPLES FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactions costs were included, your costs would have been higher.

	LKCM Aquinas Catholic Equity Fund
	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Expenses Paid During Period* 7/1/17–12/31/17
Actual	$1,000.00	$1,111.20	$5.32
Hypothetical (5% return before expense)	$1,000.00	$1,020.16	$5.09

*	Expenses are equal to the Fund’s annualized net expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

7

ALLOCATION OF PORTFOLIO HOLDINGS — LKCM Aquinas Catholic Equity Fund — December 31, 2017

Percentages represent market value as a percentage of total investments.

LKCM Aquinas Catholic Equity Fund

8

LKCM AQUINAS CATHOLIC EQUITY FUND
SCHEDULE OF INVESTMENTS
December 31, 2017

COMMON STOCKS - 98.9%	Shares	Value
Aerospace & Defense - 3.2%
Honeywell International Inc.	15,000	$2,300,400

Auto Components - 1.8%
The Goodyear Tire & Rubber Company	40,000	1,292,400

Banks - 10.1%
Comerica Incorporated	20,000	1,736,200
Cullen/Frost Bankers, Inc.	10,000	946,500
SunTrust Banks, Inc.	33,000	2,131,470
Zions Bancorporation	46,000	2,338,180

		7,152,350

Beverages - 1.9%
PepsiCo, Inc.	11,000	1,319,120

Chemicals - 4.7%
DowDuPont Inc.	17,500	1,246,350
Ecolab Inc.	8,500	1,140,530
FMC Corporation	10,000	946,600

		3,333,480

Computers & Peripherals - 2.5%
Apple Inc.	10,500	1,776,915

Construction Materials - 2.0%
Martin Marietta Materials, Inc.	6,500	1,436,760

Containers & Packaging - 0.4%
Ball Corporation	8,500	321,725

Diversified Financials - 1.5%
JPMorgan Chase & Co.	10,000	1,069,400

Electrical Equipment & Instruments - 3.3%
Roper Technologies, Inc.	9,000	2,331,000

Electronic Equipment & Instruments - 3.1%
FLIR Systems, Inc.	24,500	1,142,190
Trimble Navigation Limited (a)	27,000	1,097,280

		2,239,470

Energy Equipment & Services - 2.7%
Halliburton Company	21,500	1,050,705
Schlumberger Limited (b)	12,400	835,636

		1,886,341

Food Products - 2.6%
The Kraft Heinz Company	9,700	754,272
Mondelez International Inc. - Class A	25,000	1,070,000

		1,824,272

Health Care Equipment & Supplies - 1.9%
DENTSPLY SIRONA Inc.	20,000	1,316,600

Household Durables - 1.5%
Whirlpool Corporation	6,500	1,096,160

Household Products - 1.1%
Colgate-Palmolive Company	10,000	754,500

COMMON STOCKS	Shares	Value
Insurance - 5.0%
MetLife, Inc.	32,500	$1,643,200
Prudential Financial, Inc.	16,700	1,920,166

		3,563,366

Internet & Catalog Retail - 2.5%
Amazon.com, Inc. (a)	1,500	1,754,205

Internet Software & Services - 9.9%
Akamai Technologies, Inc. (a)	35,000	2,276,400
Alphabet, Inc. - Class A (a)	2,200	2,317,480
Alphabet, Inc. - Class C (a)	802	839,213
Facebook, Inc. - Class A (a)	9,000	1,588,140

		7,021,233

IT Consulting & Services - 5.4%
Alliance Data Systems Corporation	4,500	1,140,660
PayPal Holdings, Inc. (a)	36,500	2,687,130

		3,827,790

Machinery - 1.5%
Barnes Group Inc.	10,000	632,700
Illinois Tool Works Inc.	2,500	417,125

		1,049,825

Media - 1.1%
Viacom Inc. - Class B	25,000	770,250

Multiline Retail - 2.2%
Burlington Stores, Inc. (a)	1,615	198,693
Dollar Tree, Inc. (a)	10,000	1,073,100
Kohl’s Corporation	5,500	298,265

		1,570,058

Oil & Gas & Consumable Fuels - 8.2%
Cabot Oil & Gas Corporation	40,000	1,144,000
Chevron Corporation	7,000	876,330
ConocoPhillips	17,500	960,575
EOG Resources, Inc.	13,000	1,402,830
Occidental Petroleum Corporation	20,000	1,473,200

		5,856,935

Pharmaceuticals - 3.6%
Abbott Laboratories	22,500	1,284,075
Zoetis Inc.	17,500	1,260,700

		2,544,775

Professional Services - 1.5%
Verisk Analytics, Inc. (a)	11,000	1,056,000

Software - 8.5%
Adobe Systems Incorporated (a)	13,000	2,278,120
Microsoft Corporation	13,625	1,165,483
Oracle Corporation	27,500	1,300,200
RealPage, Inc. (a)	30,000	1,329,000

		6,072,803

The accompanying notes are an integral part of these financial statements.

9

LKCM AQUINAS CATHOLIC EQUITY FUND
SCHEDULE OF INVESTMENTS, CONTINUED
December 31, 2017

COMMON STOCKS	Shares	Value
Specialty Retail - 5.2%
The Home Depot, Inc.	9,000	$1,705,770
Party City Holdco Inc. (a)	55,000	767,250
Tiffany & Co.	12,000	1,247,400

		3,720,420

TOTAL COMMON STOCKS
(Cost $39,568,024)		70,258,553

SHORT-TERM INVESTMENTS - 2.3%
Money Market Funds - 2.3%
Invesco Short-Term Investments Trust - Government & Agency Portfolio -Institutional Shares, 1.21% (c)	1,650,623	1,650,623

TOTAL SHORT-TERM INVESTMENTS
(Cost $1,650,623)		1,650,623

Total Investments - 101.2%
(Cost $41,218,647)		71,909,176
Liabilities in Excess of Other Assets - (1.2)%		(851,672)

TOTAL NET ASSETS - 100.0%		$71,057,504

(a)	Non-income producing security.
(b)	Security issued by non-U.S. incorporated company.
(c)	The rate quoted is the annualized seven-day yield of the fund at period end.

Investments are classified by industry pursuant to the Global Industry Classification Standard (GICS®), which was developed by and/or is the exclusive property of Morgan Stanley Capital International, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

10

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2017

LKCM Aquinas Catholic Equity Fund

Assets:
Investments, at value*	$71,909,176
Receivable for Fund shares sold	41,389
Dividends and interest receivable	49,872
Other assets	16,717

Total assets	72,017,154

Liabilities:
Payable for Fund shares redeemed	799,795
Payable for investment advisory fees (Note B)	80,547
Payable for distribution expense (Note B)	29,652
Payable for Trustees’ fees	1,742
Payable for custody fees and expenses	1,170
Accrued expenses and other liabilities	46,744

Total liabilities	959,650

Net Assets	$71,057,504

Net Assets Consist of:
Paid in capital	$40,309,956
Accumulated net investment income	11,597
Accumulated net realized gain on securities	45,422
Net unrealized appreciation on investments	30,690,529

Net Assets	$71,057,504

Net Assets	$71,057,504
Shares of beneficial interest outstanding (unlimited shares of no par value authorized)	4,134,669
Net asset value per share (offering and redemption price)	$17.19

* Cost of Investments	$41,218,647

The accompanying notes are an integral part of these financial statements.

11

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2017

LKCM Aquinas Catholic Equity Fund

Investment Income:
Dividends	$816,994
Interest	10,665

Total income	827,659

Expenses:
Investment advisory fees (Note B)	579,021
Distribution expense (Note B)	64,336
Accounting and transfer agent fees and expenses	81,435
Administrative fees	53,240
Federal and state registration	29,102
Reports to shareholders	38,111
Professional fees	27,879
Trustees’ fees	15,294
Custody fees and expenses	7,516
Other	25,756

Total expenses	921,690
Less, expense waiver and/or reimbursement (Note B)	(278,333)

Net expenses	643,357

Net investment income	184,302

Realized and Unrealized Gain on Investments:
Net realized gain on investments	5,621,042
Net change in unrealized appreciation/depreciation on investments	6,425,935

Net Realized and Unrealized Gain on Investments	12,046,977

Net Increase in Net Assets Resulting from Operations	$12,231,279

The accompanying notes are an integral part of these financial statements.

12

STATEMENTS OF CHANGES IN NET ASSETS

LKCM Aquinas Catholic Equity Fund

	Year Ended December 31, 2017	Year Ended December 31, 2016
Operations:
Net investment income	$184,302	$141,476
Net realized gain on investments	5,621,042	6,453,107
Net change in unrealized appreciation/depreciation on investments	6,425,935	(2,295,797)

Net increase in net assets resulting from operations	12,231,279	4,298,786

Dividends and Distributions to Shareholders:
Net investment income	(177,185)	(143,116)
Net realized gain on investments	(5,325,615)	(4,515,471)

	(5,502,800)	(4,658,587)

Net increase in net assets resulting from Fund share transactions (Note C)	1,331,772	18,489,064

Total increase in net assets	8,060,251	18,129,263

Net Assets:
Beginning of period	62,997,253	44,867,990

End of period*	$71,057,504	$62,997,253

* Including accumulated net investment income of	$11,597	$4,480

The accompanying notes are an integral part of these financial statements.

13

FINANCIAL HIGHLIGHTS
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING

	LKCM Aquinas Catholic Equity Fund

	Year Ended December 31, 2017	Year Ended December 31, 2016(1)	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013
Net Asset Value – Beginning of Period	$15.40	$15.17	$16.87	$17.99	$14.18

Net investment income	0.05	0.04	0.03	0.17 (2)	0.04 (3)
Net realized and unrealized gain (loss) on investments	3.16	1.41	(0.56)	0.34	4.72

Total from investment operations	3.21	1.45	(0.53)	0.51	4.76

Dividends from net investment income	(0.05)	(0.04)	(0.04)	(0.19)	(0.04)
Distributions from net realized gains	(1.37)	(1.18)	(1.13)	(1.44)	(0.91)

Total dividends and distributions	(1.42)	(1.22)	(1.17)	(1.63)	(0.95)

Net Asset Value – End of Period	$17.19	$15.40	$15.17	$16.87	$17.99

Total Return	20.79%	9.52%	-3.28%	2.73%	33.60%

Ratios and Supplemental Data:
Net assets, end of period (thousands)	$71,058	$62,997	$44,868	$52,652	$59,061
Ratio of expenses to average net assets:
Before expense waiver and/or reimbursement	1.43%	1.66%	1.55%	1.49%	1.52%
After expense waiver and/or reimbursement (4)	1.00%	1.23%	1.50%	1.49%	1.50%
Ratio of net investment income to average net assets:
Before expense waiver and/or reimbursement	(0.14)%	(0.15)%	0.14%	0.95%	0.21%
After expense waiver and/or reimbursement (4)	0.29%	0.28%	0.19%	0.95%	0.23%
Portfolio turnover rate	18%	18%	11%	23%	9%

(1)	Effective upon the close of business on July 29, 2016, the LKCM Aquinas Growth Fund and the LKCM Aquinas Small Cap Fund were reorganized into the LKCM Aquinas Value Fund and the Fund was renamed the LKCM Aquinas Catholic Equity Fund. Activity after July 29, 2016 reflects the Funds’ combined operations.
(2)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.
(3)	Net investment income per share is calculated using the ending balance of accumulated net investment income prior to considerations of adjustments for permanent book and tax differences.
(4)	Effective August 1, 2016, the Fund’s investment adviser contractually agreed to lower the expense cap for the Fund from 1.50% to 1.00% of the Fund’s average daily net assets and the fees charged under the Fund’s Rule 12b-1 plan changed from 0.25% per annum to 0.10% per annum as of August 1, 2016.

The accompanying notes are an integral part of these financial statements.

14

LKCM FUNDS
NOTES TO THE FINANCIAL STATEMENTS

A.    Organization and Significant Accounting Policies:    LKCM Funds (the “Trust”) is registered under the Investment Company Act of 1940 (“1940 Act”) as an open-end, management investment company. The Trust was organized as a Delaware statutory trust on February 10, 1994 and consisted of six diversified series as of December 31, 2017, one of which is presented herein: the LKCM Aquinas Catholic Equity Fund (the “Fund”). On July 11, 2005, the LKCM Aquinas Funds acquired the assets and assumed the liabilities of the Aquinas Funds. Effective upon the close of business on July 29, 2016, the LKCM Aquinas Small Cap Fund and the LKCM Aquinas Growth Fund reorganized into the LKCM Aquinas Value Fund, which changed its name immediately thereafter to the LKCM Aquinas Catholic Equity Fund and its investment strategies and expenses, including the expense limitation agreement, changed to the investment strategies and expenses, including the expense limitation agreement, of the LKCM Aquinas Catholic Equity Fund. The Fund is subject to expenses pursuant to the Rule 12b-1 plan described in Note B. The Fund charges a 1% redemption fee for redemptions of Fund shares held for less than 30 days, unless otherwise determined by the Fund in its discretion.

The LKCM Aquinas Catholic Equity Fund seeks to maximize long-term capital appreciation, while incorporating Catholic values investing principles in the investment process. The LKCM Aquinas Catholic Equity Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies that Luther King Capital Management Corporation (the “Adviser”) believes are likely to have above-average growth in revenue and/or earnings, above-average returns on shareholders’ equity, potential for above-average capital appreciation, and/or companies the Adviser believes have attractive relative valuations.

The Fund practices socially responsible investing within the framework provided by the United States Conference of Catholic Bishops’ Socially Responsible Investing Guidelines (the “Guidelines”). The Fund’s investment approach incorporates the Guidelines through a combination of screening portfolio companies based on criteria set forth in the Guidelines, dialogue with companies whose policies and practices may conflict with the Guidelines, and/or potentially excluding from the Fund’s portfolio the securities of those companies that are unwilling to alter their policies and practices over a reasonable period of time. The Adviser monitors companies selected for the Fund for policies on various issues contemplated by the Guidelines. If the Fund invests in a company whose policies and practices are inconsistent with the Guidelines, the Adviser may attempt to influence the company, sell the company’s securities or otherwise exclude future investments in such company.

The following is a summary of significant accounting policies followed by the Fund in preparation of the financial statements. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946, Investment Companies.

1.    Security Valuation:    Equity securities listed or traded on a U.S. securities exchange for which market quotations are readily available are valued at the last quoted sale price on the exchange on which the security is primarily traded. Nasdaq Global Market securities are valued at the Nasdaq Official Closing Price (“NOCP”). Unlisted U.S. securities and listed U.S. securities not traded on a particular valuation date are valued at the mean of the most recent quoted bid and ask price on the relevant exchanges or markets. Equity securities listed on a foreign exchange for which market quotations are readily available are valued at the last quoted sales price on the exchange on which the security is primarily traded. Debt securities are normally valued at the mean of the closing bid and ask price and/or by using a combination of broker quotations or evaluated prices provided by an independent pricing service. Other assets and securities for which no market or broker quotations or evaluated prices are readily available (including restricted securities) are valued in good faith at fair value using guidelines approved by the Board of Trustees. The Board has adopted specific guidelines and procedures for valuing portfolio securities and delegated their implementation to the Adviser. The guidelines and procedures authorize the Adviser to make determinations regarding the fair value of a portfolio security and to report such determinations to the Board of Trustees. The Fund may use prices provided by independent pricing services to assist in the fair valuation of the Fund’s portfolio securities.

The Trust has adopted accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used in pricing the asset or liability. These standards state that “observable inputs” reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and “unobservable inputs” reflect an entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. These inputs are summarized in the three broad levels listed below.

Level 1	–	Quoted unadjusted prices for identical instruments in active markets to which the Trust has access at the date of measurement.

15

Level 2	–	Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.
Level 3	–	Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Trust’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. As of December 31, 2017, the Fund’s assets carried at fair value were classified as follows:

LKCM Aquinas Catholic Equity Fund
Description	Level 1	Level 2	Level 3	Total
Common Stocks	$70,258,553	$—	$—	$70,258,553
Money Market Fund	1,650,623	—	—	1,650,623

Total Investments*	$71,909,176	$—	$—	$71,909,176

*	Additional information regarding the industry classifications of these investments is disclosed in the Schedule of Investments.

There were no transfers into or out of Level 1, Level 2 or Level 3 fair value measurements during the reporting period. Transfers between levels are recognized at the end of the reporting period.

2.    Federal Income Taxes:    The Fund has elected to be treated as a “regulated investment company” under Subchapter M of the Internal Revenue Code and the Fund intends to distribute all of its investment company net taxable income and net capital gains to shareholders. Therefore, no federal income tax provision is recorded.

3.    Distributions to Shareholders:    The Fund generally intends to pay dividends and distribute net capital gain distributions, if any, at least on an annual basis.

4.    Foreign Securities:    Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of U.S. issuers. These risks include devaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and securities of the U.S. government.

5.    Expense Allocation:    Expenses incurred by the Funds in the Trust are allocated among the Funds based upon (i) relative average net assets, (ii) a specific identification basis as incurred, or (iii) evenly among the Funds, depending on the nature of the expense.

6.    Use of Estimates:    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

7.    Guarantees and Indemnifications:    In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims against the Fund that have not yet occurred. Based on experience, the Fund expects the risk of loss to be remote.

8.    Security Transactions and Investment Income:    Security and shareholder transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Dividend income and dividends and distributions to shareholders are recorded on the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable jurisdiction’s tax rules and rates. Interest income is recognized on the accrual basis. All discounts and premiums are amortized based on the effective interest method for tax and financial reporting purposes. The Fund may hold the securities of real estate investment trusts (“REITs”). Distributions from such investments may include income, capital gains and return of capital.

9.    Other:    Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share.

Accordingly, at December 31, 2017, reclassifications were recorded as follows for the Fund:

Accumulated net realized gain	($495,871)
Paid in capital	495,871

16

10.    Restricted and Illiquid Securities:    The Fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale including investments considered by the Fund to be illiquid. Restricted securities generally may be resold in transactions exempt from registration. Illiquid investments are investments that cannot be sold or disposed of within seven days in the ordinary course of business at approximately the prices at which they are valued. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

11.    Recent Accounting Pronouncements:    In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the final rules was August 1, 2017. These updates have no impact on the Fund’s net assets or results of operations.

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2017-08 which changes the amortization period for a callable debt security from the maturity date to the earliest call date. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. These changes will have no impact on the financial statements.

B.    Investment Advisory and Other Agreements:    The Adviser serves as the investment adviser to the Fund under an Investment Advisory Agreement (the “Agreement”). The Adviser receives a fee, computed daily and payable quarterly, at the annual rate presented below as applied to the Fund’s average daily net assets. The Adviser has contractually agreed to waive all or a portion of its management fee and/or reimburse expenses of the Fund through May 1, 2018 in order to limit the Fund’s operating expenses to the annual cap rate identified below. This expense limitation excludes interest, taxes, brokerage commissions, indirect fees and expenses relating to investments in other investment companies, including money market funds, and extraordinary expenses. For the year ended December 31, 2017, the Adviser waived the following management fees and/or reimbursed expenses to meet its expense cap obligations for the Fund:

Annual Management Fee Rate	0.90%
Annual Cap on Expenses	1.00%
Fees Waived and/or Expenses Reimbursed in 2017	$278,333

U.S. Bancorp Fund Services, LLC serves as transfer agent and administrator for the Fund and serves as accounting services agent for the Fund. U.S. Bank, N.A. serves as custodian for the Fund.

Distribution services are performed pursuant to a distribution contract with Quasar Distributors, LLC, the Trust’s principal underwriter.

The Trust has adopted a Rule 12b-1 plan for the LKCM Aquinas Catholic Equity Fund, under which the Fund may pay an annualized rate of up to 1.00% of its average daily net assets for distribution and other services. However, the Board of Trustees has currently only authorized an annual fee of 0.10% of the average daily net assets for the Fund. Prior to August 1, 2016, the Fund assessed an annual fee of 0.25% of the average daily net assets for the Fund. For the year ended December 31, 2017, fees incurred by the Fund pursuant to the 12b-1 Plan were $64,336.

C.    Fund Shares:    At December 31, 2017, there was an unlimited number of shares of beneficial interest, no par value, authorized. The following table summarizes the activity in shares of the Fund:

	Year Ended December 31, 2017		Year Ended December 31, 2016
	Shares	Amount	Shares	Amount
Shares sold	574,803	$10,003,218	351,526	$5,532,178
Proceeds from reorganization	—	—	2,009,091	32,242,631
Shares issued to shareholders in reinvestment of distributions	300,904	5,193,603	276,810	4,282,251
Shares redeemed	(830,500)	(13,865,336)	(1,505,175)	(23,568,183)
Redemption fee		287		187

Net increase	45,207	$1,331,772	1,132,252	$18,489,064

Shares Outstanding:
Beginning of period	4,089,462		2,957,210

End of period	4,134,669		4,089,462

D.    Security Transactions:    Purchases and sales of investment securities, other than short-term investments, for the Fund for the year ended December 31, 2017 were as follows:

Purchases		Sales
U.S. Government	Other	U.S. Government	Other
$—	$11,666,698	$—	$16,380,499

17

E.    Tax Information:    At December 31, 2017, the components of accumulated earnings (losses) on a tax basis for the Fund were as follows:

Cost of Investments	$41,218,647

Gross Unrealized Appreciation	$31,044,333
Gross Unrealized Depreciation	(353,804)

Net Unrealized Appreciation	$30,690,529

Undistributed Ordinary Income	11,597
Undistributed Long-Term Capital Gain	45,422

Total Distributable Earnings	$57,019

Total Accumulated Gains	$30,747,548

The difference between book-basis and tax-basis unrealized appreciation, if any, is attributable primarily to the tax deferral of losses on wash sales.

To the extent the Fund realizes future net capital gains, taxable distributions will be reduced by any unused capital loss carryforwards as permitted by the Internal Revenue Code. The Fund currently has no capital loss carryforwards.

The tax components of dividends paid during the periods shown below for the Fund were as follows:

Year Ended December 31, 2017		Year Ended December 31, 2016
Ordinary Income	Long-Term Capital Gains	Ordinary Income	Long-Term Capital Gains
$177,185	$5,325,615	$256,303	$4,402,284

The Fund designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce earnings and profits of the Fund related to net capital gain to zero for the tax years ended December 31, 2017 and 2016. The Fund designated earnings and profits distributed to shareholders upon the redemption of shares during 2017 and 2016 in determining undistributed net capital gains as of December 31, 2017 and 2016.

The Trust has adopted financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The Trust has reviewed all open tax years and major jurisdictions and concluded that there is no impact on the Fund’s financial position or results of operations. Tax years that remain open to examination by major tax jurisdictions include tax years ended December 31, 2014 through December 31, 2017. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on tax returns as of December 31, 2017. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. If applicable, the Fund would recognize interest accrued related to unrecognized tax benefits in “interest expense” and penalties in “other expense” on the statement of operations.

F.    Subsequent Events:    In preparing these financial statements, the Trust has evaluated events after December 31, 2017 and determined that there were no significant subsequent events that would require adjustment to or additional disclosure in these financial statements.

18

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the shareholders and Board of Trustees of LKCM Funds

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments of LKCM Aquinas Catholic Equity Fund, one of the series constituting the LKCM Funds (the “Fund”), as of December 31, 2017, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

Milwaukee, Wisconsin

February 27, 2018

We have served as the auditor of one or more LKCM Funds since 2007.

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LKCM FUNDS
ADDITIONAL INFORMATION
December 31, 2017

Availability of Proxy Voting Information:    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities, as well as information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available without charge, upon request, by calling toll-free 1-800-423-6369 or on the SEC website at http://www.sec.gov.

The actual voting records relating to portfolio securities during the twelve month period ended June 30 (as filed with the SEC on Form N-PX) are available without charge, upon request, by calling the Fund toll free at 1-800-423-6369 or by accessing the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedule:    The Fund is required to file complete schedules of portfolio holdings with the SEC for the first and third fiscal quarters on Form N-Q. Once filed, the Fund’s Form N-Q is available without charge upon request on the SEC’s website (http://www.sec.gov) and is also available by calling 1-800-423-6369. You can also review and copy the Fund’s Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

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Information about the Fund’s Trustees and Officers:

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Trustees. Information pertaining to the Trustees of the Fund is set forth below. The Statement of Additional Information includes additional information about the Fund’s Trustees and officers and is available, without charge, upon request by calling 1-800-423-6369.

Name, Address and Age	Position(s) Held with the Trust	Term of Office & Length of Time Served(1)	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Disinterested Trustees:
H. Kirk Downey 301 Commerce Street Suite 1600 Fort Worth, TX 76102 Year of Birth: 1942	Chairman of the Board of Trustees Trustee	Since 2005 Since 1994	President and CEO, Texas Systems, LLC and CEO, Texas learning systems LLC since 1999 (education companies); Dean, M.J. Neeley School of Business, Texas Christian University Business School from 1987 to 1999.	6	AZZ Incorporated
Earle A. Shields, Jr. 301 Commerce Street Suite 1600 Fort Worth, TX 76102 Year of Birth: 1920	Trustee	Since 1994	Consultant; formerly Consultant for NASDAQ Corp. and Vice President, Merrill Lynch & Co., Inc.	6	None
Richard J. Howell 301 Commerce Street Suite 1600 Fort Worth, TX 76102 Year of Birth: 1942	Trustee Chairman of the Audit and Compliance Committee	Since 2005 Since 2008	CPA; Adjunct Faculty at SMU Cox School of Business from 2004 to 2009; Consulting Services, since 2002; Audit Partner, Arthur Andersen LLP from 1974 to 2002.	6	Red Robin Gourmet Burgers, Inc.
Larry J. Lockwood 301 Commerce Street Suite 1600 Fort Worth, TX 76102 Year of Birth: 1953	Trustee	Since 2013	C.R. Williams Professor of Finance, Stan Block Endowed Chair in Finance, Department of Finance, Neeley School of Business, Texas Christian University since 1994.	6	None
Interested Trustees:
J. Luther King, Jr.(2) 301 Commerce Street Suite 1600 Fort Worth, TX 76102 Year of Birth: 1940	Trustee, President and Chief Executive Officer	Since 1994	Chairman, President and Director, Luther King Capital Management Corporation since 1979.	6	Tyler Technologies, Inc.
Steve R. Purvis(2) 301 Commerce Street Suite 1600 Fort Worth, TX 76102 Year of Birth: 1964	Trustee Vice President	Since 2013 Since 2000	Principal, Luther King Capital Management Corporation since 2004, Vice President and Portfolio Manager, Luther King Capital Management Corporation since 1996.	6	AZZ Incorporated

(1)	Each Trustee holds office during the lifetime of the Trust until that individual resigns, retires or is otherwise removed or replaced.
(2)	Messrs. King and Purvis are each considered an “interested person” of the Trust (as defined in the 1940 Act) because of their affiliation with the Adviser.

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Information about the Fund’s Trustees and Officers, Continued

Name, Address and Age	Position(s) Held with the Trust	Term of Office & Length of Time Served	Principal Occupation During Past Five Years
Principal Officers:
J. Luther King, Jr.(1) 301 Commerce Street Suite 1600 Fort Worth, TX 76102 Year of Birth: 1940	Trustee, President and Chief Executive Officer	Since 1994	Chairman, President and Director, Luther King Capital Management Corporation since 1979.
Steven R. Purvis(1) 301 Commerce Street Suite 1600 Fort Worth, TX 76102 Year of Birth: 1964	Trustee Vice President	Since 2013 Since 2000	Principal, Luther King Capital Management Corporation since 2004, Vice President and Portfolio Manager, Luther King Capital Management Corporation since 1996.
Paul W. Greenwell 301 Commerce Street Suite 1600 Fort Worth, TX 76102 Year of Birth: 1950	Vice President	Since 1996	Principal, Luther King Capital Management Corporation since 1986, Vice President and Portfolio Manager, Luther King Capital Management Corporation since 1983.
Richard Lenart 301 Commerce Street Suite 1600 Fort Worth, TX 76102 Year of Birth: 1966	Secretary and Treasurer	Since 2006	Luther King Capital Management Corporation since 2005.
Jacob D. Smith 301 Commerce Street Suite 1600 Fort Worth, TX 76102 Year of Birth: 1974	Chief Financial Officer Chief Compliance Officer	Since 2010 Since 2006	General Counsel and Chief Compliance Officer, Luther King Capital Management Corporation since 2006; Principal, Luther King Capital Management Corporation since 2013.

(1)	Messrs. King and Purvis are each considered an “interested person” of the Trust (as defined in the 1940 Act) because of their affiliation with the Adviser.

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LKCM FUNDS

PRIVACY NOTICE

Our Commitment to Your Privacy

At LKCM Funds, we are committed to safeguarding the confidentiality and privacy of nonpublic personal information about our current and former shareholders. This privacy notice describes the policies and procedures we have implemented to protect the privacy of your nonpublic personal information as well as the sources through which we may obtain nonpublic personal information about you.

How We Protect Your Nonpublic Personal Information

Protecting your nonpublic personal information is an important priority at LKCM Funds. Accordingly, we have implemented policies and procedures designed to safeguard your nonpublic personal information, such as your tax identification number, account and investment history, account numbers, account balances and nonpublic contact information, from unauthorized access. Pursuant to these policies and procedures, we maintain various physical, technological, and administrative safeguards to protect the security and confidentiality of your nonpublic personal information, and we adapt these safeguards to respond to evolving technological and other standards.

We do not disclose nonpublic personal information about you to outside firms, organizations or individuals except as authorized by you or your representatives or as required or permitted by law. We may disclose nonpublic personal information about you to nonaffiliated third parties, such as custodians, brokers, auditors, accountants, and systems and administrative service providers, in connection with the services we provide to you or on your behalf. When we provide nonpublic personal information about you to nonaffiliated third parties for these purposes, we expect them to safeguard your nonpublic personal information, use your nonpublic personal information only for the intended purposes and otherwise abide by applicable law.

How We Obtain Your Nonpublic Personal Information

We collect nonpublic personal information about you from various sources, including documents, new account applications and other information that you or your representatives, custodians, attorneys, accountants or similar parties provide to us, communications that we have with you or your representatives, custodians, attorneys, accountants or similar parties, and documents and other information related to your accounts or investment experience with us.

Please do not hesitate to contact Jacob D. Smith, our Chief Compliance Officer, if you have any questions regarding the measures we have implemented to protect the privacy of your nonpublic personal information.

U.S. Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, WI 53201-0701

LKCM FUNDS

P.O. Box 701

Milwaukee, WI 53201-0701

Officers and Trustees
J. Luther King, Jr., CFA, CIC	H. Kirk Downey	Larry J. Lockwood
Trustee, President and Chief Executive Officer	Chairman of the Board	Trustee

Paul W. Greenwell	Richard J. Howell	Richard Lenart
Vice President	Trustee	Secretary & Treasurer

Steven R. Purvis, CFA	Earle A. Shields, Jr.	Jacob D. Smith
Trustee, Vice President	Trustee	Chief Financial Officer
Chief Compliance Officer
Investment Adviser
Luther King Capital Management Corporation
301 Commerce Street, Suite 1600
Fort Worth, TX 76102
Administrator, Transfer Agent, Dividend Paying Agent & Shareholder Servicing Agent
U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701
Custodian
U.S. Bank, N.A.
1555 N. River Center Drive, Suite 302
Milwaukee, WI 53212
Independent Registered Public Accounting Firm
Deloitte & Touche LLP
555 E. Wells St., Suite 1400
Milwaukee, WI 53202
Distributor
Quasar Distributors, LLC
777 East Wisconsin Avenue, Floor 6
Milwaukee, WI 53202

Item 2.	Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3.	Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Richard J. Howell is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2017	FYE 12/31/2016
Audit Fees	$130,100	$130,300
Audit-Related Fees	$0	$14,600
Tax Fees	$27,450	$37,716
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Deloitte & Touche LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 12/31/2017	FYE 12/31/2016
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

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All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (including any entity controlling, controlled by, or under common control with the adviser) for the last two years. The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 12/31/2017	FYE 12/31/2016
Registrant	$27,450	$37,716
Registrant’s Investment Adviser	$0	$0

Item 5.	Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6.	Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

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Item 11.	Controls and Procedures.

(a) The registrant’s Chief Executive Officer and Chief Financial Officer have reviewed the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed in this report is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the registrant in reports that it files or submits on Form N-CSR is accumulated and communicated to the registrant’s management, including its principal executive and financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) LKCM Funds

By (Signature and Title	/s/ J. Luther King, Jr.
J. Luther King, Jr., President

Date March 8, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ J. Luther King, Jr.
J. Luther King, Jr., President

Date March 8, 2018

By (Signature and Title)	/s/ Jacob D. Smith
Jacob D. Smith, Chief Financial Officer

Date March 8, 2018

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